Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter and Year Ended December 31, 2016

Investor Contact

Helen M. Wilson

Phone: (441) 299-9283

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and the closing reports on Form 8-K/A filed on March 24, 2016.

Segment Reporting and Combined Legacy ACE and Legacy Chubb Results (“As If”) Disclosures

Since the completion of its acquisition of The Chubb Corporation (referred to as Legacy Chubb) on January 14, 2016, Chubb Limited (formerly ACE Limited and referred to as Legacy ACE) began reporting its financial results within the following business segments: North America Commercial P&C Insurance, North America Personal P&C Insurance, North America Agricultural Insurance, Overseas General Insurance, Global Reinsurance, and Life Insurance. Corporate includes all run-off asbestos and environmental (A&E) exposures, the results of its Brandywine business, the results of its Westchester Specialty operations for 1996 and prior years, certain other run-off exposures and Legacy Chubb A&E and mass tort exposures. Revenue and expenses managed at the corporate level, Chubb integration expenses, which are incurred by the overall company, and the one-time pension curtailment benefit related to the harmonization of the company’s U.S. pension plans are included in Corporate. These items are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Segment income includes underwriting income, investment income (excluding the amortization of the fair value adjustments related to purchased invested assets from The Chubb Corp acquisition), other operating income and expense items such as each segments share of the operating income (loss) related to partially-owned entities and miscellaneous income and expense items for which the segments are held accountable.

“As If” company measures presented throughout this document are prepared exclusive of the impact of the unearned premium reserves intangible amortization and the elimination of the historical policy acquisition costs, as a result of purchase accounting, in order to present the underlying profitability of our insurance business. We believe this measure provides visibility into our results and allows for comparability to our historical results and is consistent with how management evaluates results. We have discussed our results on an “As If” basis for both the current and prior year periods, which are defined as follows:

2016 “As If” results: The 2016 and 2015 As If underwriting results do not include any impact from purchase accounting adjustments. The first quarter and full year combined company results are inclusive of the results of Legacy Chubb for the first 14 days of January 2016 when the acquisition had not yet been completed.

2015 “As If” results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

“As If” company results presented throughout this document are unaudited and are provided for informational purposes only. A reconciliation of “As If” company results as defined above to pro forma results in accordance with SEC guidance under Article 11, is provided in the Reconciliation of non-GAAP section starting on page 37.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from as indicated by such statements. For example, forward-looking statements related to financial performance including exposures, reserves and recoverables could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable, credit developments among reinsurers, and activities and expenses related to post-acquisition integration of Legacy ACE and Legacy Chubb.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

As If Results Definition

Chubb Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1-2

II.	Consolidated Results
	- Consolidated Statement of Operations	3
	- P&C Results - Consecutive Quarters	4-5
	- Summary Consolidated Balance Sheets	6
	- Line of Business	7
	- Consolidated Results by Segment	8-9
	- Consolidated Results by Segment - “As If” Basis	10-11

III.	Global P&C Results
	- Global P&C Underwriting Results - Consecutive Quarters	12-13

IV.	Segment Results
	- North America Commercial P&C Insurance	14-15
	- North America Personal P&C Insurance	16-17
	- North America Agricultural Insurance	18
	- Overseas General Insurance	19-20
	- Global Reinsurance	21-22
	- Life Insurance	23-24
	- Corporate	25

V.	Balance Sheet Details
	- Loss Reserve Rollforward	26
	- Reinsurance Recoverable Analysis	27
	- Investment Portfolio	28-31
	- Net Realized and Unrealized Gains (Losses)	32-33
	- Debt and Capital	34
	- Computation of Basic and Diluted Earnings Per Share	35
	- Book Value and Book Value per Common Share	36

VI.	Other Disclosures
	- Non-GAAP Financial Measures	37-44
	- Glossary	45

Chubb Limited

Consolidated Financial Highlights - Quarter

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

						As If *
					Constant $					Constant $
			% Change		% Change			% Change		% Change
	Three months ended December 31		4Q-16 vs.	Constant $	4Q-16 vs.	Three months ended December 31		4Q-16 vs.	Constant $	4Q-16 vs.
	2016	2015	4Q-15	2015 (1)	4Q-15 (1)	2016	2015	4Q-15	2015 (1)	4Q-15 (1)
Gross premiums written	$8,837	$5,639	56.7%	$5,619	57.3%	$8,837	$8,931	-1.1%	$8,877	-0.5%
Net premiums written	$6,938	$4,144	67.4%	$4,121	68.3%	$6,938	$7,209	-3.8%	$7,156	-3.1%
P&C net premiums written	$6,389	$3,629	76.1%	$3,608	77.1%	$6,389	$6,671	-4.2%	$6,621	-3.5%
Global P&C net premiums written	$6,349	$3,487	82.0%	$3,466	83.1%	$6,349	$6,529	-2.8%	$6,479	-2.0%
Net premiums earned	$7,059	$4,207	67.8%	$4,187	68.6%	$7,059	$7,343	-3.9%	$7,296	-3.2%
Net investment income	$744	$532	39.7%	$530	40.3%
Adjusted net investment income	$845	$532	58.6%	$530	59.2%
Operating income	$1,283	$780	64.5%	$782	64.0%
Net income	$1,610	$683	135.7%
Comprehensive income	$99	$140	-29.0%
Operating cash flow	$1,455	$1,165

P&C combined ratio (2)
Loss and loss expense ratio	57.0%	58.0%				57.0%	56.3%
Underwriting and administrative expense ratio	30.8%	29.7%				30.6%	31.0%

Combined ratio	87.8%	87.7%				87.6%	87.3%

Operating return on equity (ROE)	11.0%	11.1%
ROE	13.3%	9.4%

Operating effective tax rate	17.6%	11.1%
Effective tax rate	13.8%	9.0%

Diluted earnings per share
Operating income	$2.72	$2.38	14.3%
Net income	$3.41	$2.08	63.9%

					% Change
				September 30	4Q-16 vs
				2016	3Q-16
Book value per common share	$103.60			$103.96	-0.3%
Book value per common share excluding foreign currency (3)	$104.25			$103.96	0.3%

Tangible book value per common share	$60.64			$60.26	0.6%
Tangible book value per common share excluding foreign currency (3)	$60.97			$60.26	1.2%

Weighted average basic common shares outstanding	468.3	324.6
Weighted average diluted common shares outstanding	471.6	327.8

(1)	Prior periods on a constant dollar basis.
(2)	Q4 2016 excludes a one-time pension curtailment benefit of $113 million related to the harmonization of the company’s U.S. pension plans. Including the one-time pension curtailment benefit, P&C combined ratio for Q4 2016 was 86.1% or 85.9% on an As If basis.
(3)	Book value per common share and tangible book value per common share exclude the impact of foreign currency movement during the quarter.
*	2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Financial Highlights - QTR	Page 1

Chubb Limited

Consolidated Financial Highlights - Full Year

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

						As If *
					Constant $					Constant $
			% Change		% Change			% Change		% Change
	Year ended December 31		2016 vs	Constant $	2016 vs	Year ended December 31		2016 vs	Constant $	2016 vs
	2016	2015	2015	2015 (1)	2015 (1)	2016	2015	2015	2015 (1)	2015 (1)
Gross premiums written	$34,983	$23,811	46.9%	$23,365	49.7%	$35,915	$37,461	-4.1%	$36,795	-2.4%
Net premiums written	$28,145	$17,713	58.9%	$17,346	62.3%	$29,000	$30,423	-4.7%	$29,843	-2.8%
P&C net premiums written	$26,021	$15,715	65.6%	$15,389	69.1%	$26,875	$28,330	-5.1%	$27,794	-3.3%
Global P&C net premiums written	$24,693	$14,369	71.8%	$14,043	75.8%	$25,547	$26,984	-5.3%	$26,448	-3.4%
Net premiums earned	$28,749	$17,213	67.0%	$16,885	70.3%	$29,140	$29,786	-2.2%	$29,275	-0.5%
Net investment income	$2,865	$2,194	30.6%	$2,168	32.2%
Adjusted net investment income	$3,258	$2,194	48.5%	$2,168	50.3%
Operating income	$4,716	$3,210	46.9%	$3,174	48.6%
Net income	$4,135	$2,834	45.9%
Comprehensive income	$4,556	$908	N/M
Operating cash flow	$5,292	$3,864

P&C combined ratio (2)
Loss and loss expense ratio	57.8%	58.2%				57.7%	57.0%
Underwriting and administrative expense ratio	30.9%	29.2%				30.3%	30.5%

Combined ratio	88.7%	87.4%				88.0%	87.5%

Operating return on equity (ROE)	10.5%	11.5%
ROE	9.0%	9.7%

Operating effective tax rate	17.4%	13.3%
Effective tax rate	16.5%	14.0%

Diluted earnings per share
Operating income	$10.12	$9.76	3.7%
Net income	$8.87	$8.62	2.9%

Full year diluted earnings per share (3)
Operating income	$10.14	$9.76	3.9%
Net income	$8.91	$8.62	3.4%

Book value per common share	$103.60	$89.77	15.4%
Tangible book value per common share	$60.64	$72.25	-16.1%

Weighted average basic common shares outstanding	462.5	325.6
Weighted average diluted common shares outstanding	465.9	328.8

Total hybrid & financial debt/capitalization	21.8%	25.0%

(1)	Prior periods on a constant dollar basis.
(2)	Full year 2016 excludes a one-time pension curtailment benefit of $113 million related to the harmonization of the company’s U.S. pension plans. Including the one-time pension curtailment benefit, P&C combined ratio for the full year 2016 was 88.3% or 87.6% on an As If basis.
(3)	Full year diluted earnings per share includes the combined company results inclusive of the first 14 days of January 2016 and includes the impact of purchase accounting adjustments related to The Chubb Corporation acquisition.
*	2016 As If results: The 2016 and 2015 As If underwriting results do not include any impact from purchase accounting adjustments. The full year 2016 combined company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Financial Highlights - FY	Page 2

Chubb Limited

Statement of Operations - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Consolidated Statements of Operations

								Legacy ACE
						Legacy ACE	Full Year	Full Year
		4Q-16	3Q-16	2Q-16	1Q-16	4Q-15	2016	2015
	Gross premiums written	$8,837	$9,483	$9,274	$7,389	$5,639	$34,983	$23,811
	Net premiums written	6,938	7,573	7,639	5,995	4,144	28,145	17,713
	Net premiums earned	7,059	7,688	7,405	6,597	4,207	28,749	17,213
(1)	Adjusted losses and loss expenses	3,884	4,266	4,256	3,674	2,305	16,080	9,493
	Realized (gains) losses on crop derivatives	6	(3)	2	—	3	5	9
	Pension curtailment benefit	(23)	—	—	—	—	(23)	—

	Losses and loss expenses	3,855	4,269	4,254	3,674	2,302	16,052	9,484
	Policy benefits	161	155	146	126	159	588	543
	Policy acquisition costs	1,417	1,514	1,560	1,413	736	5,904	2,941
(2)	Adjusted administrative expenses	798	772	829	772	570	3,171	2,270
	Pension curtailment benefit	(90)	—	—	—	—	(90)	—

	Administrative expenses	708	772	829	772	570	3,081	2,270
(3)	Adjusted net investment income	845	830	816	767	532	3,258	2,194
	Amortization expense of fair value adjustment on acquired invested assets	(101)	(91)	(108)	(93)	—	(393)	—

	Net investment income	744	739	708	674	532	2,865	2,194
(4)	Adjusted realized gains (losses)	371	97	(214)	(394)	(57)	(140)	(411)
	Realized gains (losses) on crop derivatives	(6)	3	(2)	—	(3)	(5)	(9)

	Net realized gains (losses)	365	100	(216)	(394)	(60)	(145)	(420)
(5)	Adjusted interest expense	167	164	166	149	64	646	271
	Interest expense related to pre-acquisition debt	—	—	—	7	29	7	29
	Amortization benefit of fair value adjustment on acquired long term debt	(13)	(12)	(13)	(10)	—	(48)	—

	Interest expense	154	152	153	146	93	605	300
	Gains (losses) from fair value changes in separate account assets	(11)	22	3	(3)	13	11	(19)
	Net realized gains (losses) related to unconsolidated entities	162	72	18	(25)	(17)	227	67
	Other income (expense) - operating	(21)	(3)	8	—	(6)	(16)	3

	Other income (expense)	130	91	29	(28)	(10)	222	51
	Amortization expense of purchased intangibles	3	4	5	7	35	19	171
	Chubb integration expenses	131	115	98	148	24	492	33
	Income tax expense	259	277	155	124	67	815	462

	Net income	$1,610	$1,360	$726	$439	$683	$4,135	$2,834

(1)	Adjusted losses and loss expenses used throughout this report exclude a portion of the one-time pension curtailment benefit, recorded in Corporate, and include realized gains and losses on crop derivatives.
(2)	Adjusted administrative expenses used throughout this report exclude a portion of the one-time pension curtailment benefit.
(3)	Adjusted net investment income used throughout this report excludes amortization of the fair value adjustment on acquired invested assets.
(4)	Adjusted realized gains and losses used throughout this report excludes realized gains and losses on crop derivatives.
(5)	Adjusted interest expense used throughout this report excludes interest expense related to pre-acquisition debt and amortization benefit of the fair value adjustment on acquired long term debt.

Statement of Operations	Page 3

Chubb Limited

P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results

							Legacy ACE
					Legacy ACE	Full Year	Full Year
	4Q-16	3Q-16	2Q-16	1Q-16	4Q-15	2016	2015
P&C Underwriting Income (Including Corporate and excluding Life Insurance)
Gross premiums written	$8,260	$8,921	$8,717	$6,843	$5,091	$32,741	$21,690
Net premiums written	6,389	7,041	7,112	5,479	3,629	26,021	15,715
Net premiums earned	6,525	7,176	6,893	6,100	3,701	26,694	15,266
Adjusted losses and loss expenses	3,719	4,092	4,109	3,497	2,146	15,417	8,892
Policy acquisition costs (excluding amortization of acquired UPR intangible)	1,150	1,067	898	721	602	3,836	2,465
Amortization of acquired UPR intangible (1)	144	320	525	570	—	1,559	—
Adjusted administrative expenses	717	695	752	700	500	2,864	1,979

P&C Underwriting income	$795	$1,002	$609	$612	$453	$3,018	$1,930

% Change versus prior year period
Net premiums written	76.1%	67.0%	66.0%	52.8%	-4.6%	65.6%	-0.5%
Net premiums earned	76.3%	69.3%	77.9%	76.7%	-4.4%	74.8%	-1.3%

Net premiums written constant $	77.1%	68.8%	68.8%	61.3%	1.7%	69.1%	5.3%
Net premiums earned constant $	77.1%	71.0%	81.1%	85.3%	1.6%	78.2%	4.4%

Other ratios

Net premiums written/gross premiums written	77%	79%	82%	80%	71%	79%	72%

P&C combined ratio (2)
Loss and loss expense ratio	57.0%	57.0%	59.6%	57.3%	58.0%	57.8%	58.2%
Policy acquisition cost ratio	19.8%	19.3%	20.6%	21.2%	16.2%	20.2%	16.1%
Administrative expense ratio	11.0%	9.7%	11.0%	11.5%	13.5%	10.7%	13.1%

Combined ratio	87.8%	86.0%	91.2%	90.0%	87.7%	88.7%	87.4%

Combined ratio excluding catastrophe losses and PPD	87.4%	88.9%	89.9%	89.9%	88.4%	89.0%	88.8%

P&C expense ratio	30.8%	29.0%	31.6%	32.7%	29.7%	30.9%	29.2%
P&C expense ratio excluding A&H	28.8%	27.0%	29.8%	30.8%	26.3%	29.0%	25.7%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$1	$—	$6	$—	$(1)	$7	$(1)
Catastrophe losses - pre-tax	$269	$144	$396	$258	$74	$1,067	$321
Favorable prior period development (PPD) - pre-tax	$(238)	$(349)	$(301)	$(247)	$(100)	$(1,135)	$(546)
Loss and loss expense ratio excluding catastrophe losses and PPD	56.4%	60.0%	58.4%	57.4%	58.5%	58.1%	59.7%

(1)	Purchase accounting adjustments related to the acquisition of The Chubb Corporation.
(2)	Q4 2016 and full year 2016 exclude a one-time pension curtailment benefit of $113 million related to the harmonization of the company’s U.S. pension plans.

Note: See Glossary on page 45 for further information on the calculation of the components of combined ratios.

P&C Results - Reported	Page 4

Chubb Limited

P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results - As If Basis

	As If *
						Full Year	Full Year
	4Q-16	3Q-16	2Q-16	1Q-16	4Q-15	2016	2015
P&C Underwriting Income (Including Corporate and excluding Life Insurance)
Gross premiums written	$8,260	$8,921	$8,717	$7,774	$8,359	$33,672	$35,241
Net premiums written	6,389	7,041	7,112	6,333	6,671	26,875	28,330
Net premiums earned	6,525	7,176	6,893	6,489	6,812	27,083	27,743
Adjusted losses and loss expenses	3,719	4,092	4,109	3,719	3,835	15,639	15,816
Policy acquisition costs	1,277	1,348	1,357	1,287	1,330	5,269	5,332
Adjusted administrative expenses	717	695	752	763	780	2,927	3,137

P&C Underwriting income	$812	$1,041	$675	$720	$867	$3,248	$3,458

% Change versus prior year period
Net premiums written	-4.2%	-4.5%	-6.2%	-5.5%		-5.1%
Net premiums earned	-4.2%	-3.0%	-1.4%	-0.7%		-2.4%

Net premiums written constant $	-3.5%	-3.4%	-4.7%	-1.4%		-3.3%
Net premiums earned constant $	-3.6%	-1.9%	0.1%	2.9%		-0.7%

Net premiums written constant $ excluding merger-related underwriting actions, including additional reinsurance (1)	-0.4%	1.1%	-3.5%	-1.0%		-1.0%

Other ratios
Net premiums written/gross premiums written	77%	79%	82%	81%	80%	80%	80%

P&C combined ratio (2)
Loss and loss expense ratio	57.0%	57.0%	59.6%	57.3%	56.3%	57.7%	57.0%
Policy acquisition cost ratio	19.6%	18.8%	19.6%	19.8%	19.5%	19.5%	19.2%
Administrative expense ratio	11.0%	9.7%	11.0%	11.8%	11.5%	10.8%	11.3%

Combined ratio	87.6%	85.5%	90.2%	88.9%	87.3%	88.0%	87.5%

Combined ratio excluding catastrophe losses and PPD	87.1%	88.4%	88.9%	88.8%	88.6%	88.3%	88.7%

P&C expense ratio	30.6%	28.5%	30.6%	31.6%	31.0%	30.3%	30.5%
P&C expense ratio excluding A&H	28.5%	26.4%	28.8%	29.8%	29.1%	28.3%	28.6%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$1	$—	$6	$—	$(1)	$7	$(1)
Catastrophe losses - pre-tax	$269	$144	$396	$258	$158	$1,067	$848
Favorable prior period development (PPD) - pre-tax	$(238)	$(349)	$(301)	$(247)	$(253)	$(1,135)	$(1,170)
Loss and loss expense ratio excluding catastrophe losses and PPD	56.4%	60.0%	58.4%	57.4%	57.6%	58.1%	58.2%

(1)	Included in Q4 2016 is a decrease in net premiums written of $206 million, comprising of $119 million due to additional reinsurance purchased and $87 million due to other merger-related underwriting actions.

Included in full year 2016 is a decrease in net premiums written of $650 million, comprising of $438 million due to additional reinsurance purchased and $212 million due to other merger-related underwriting actions.

(2)	Q4 2016 and full year 2016 exclude a one-time pension curtailment benefit of $113 million related to the harmonization of the company’s U.S. pension plans.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 and full year 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

P&C Results - As If	Page 5

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

					Legacy ACE
	December 31	September 30	June 30	March 31	December 31
	2016	2016	2016	2016	2015
Assets
Fixed maturities available for sale, at fair value	$80,115	$81,358	$79,951	$77,538	$43,587
Fixed maturities held to maturity, at amortized cost	10,644	10,927	11,090	11,280	8,430
Equity securities, at fair value	814	803	787	893	497
Short-term investments, at fair value	3,002	3,548	3,631	3,382	10,446
Other investments	4,519	4,400	4,387	4,493	3,291

Total investments	99,094	101,036	99,846	97,586	66,251

Cash	985	870	1,011	1,091	1,775
Securities lending collateral	1,092	1,140	1,142	1,003	1,046
Insurance and reinsurance balances receivable	8,970	8,493	8,532	7,692	5,323
Reinsurance recoverable on losses and loss expenses	13,577	13,448	13,235	12,891	11,386
Deferred policy acquisition costs	4,314	4,238	3,948	3,376	2,873
Value of business acquired	355	368	381	390	395
Prepaid reinsurance premiums	2,448	2,449	2,464	2,376	2,082
Goodwill and other intangible assets	22,095	22,472	22,923	23,359	5,683
Deferred tax assets	—	—	—	—	318
Investments in partially-owned insurance companies	666	665	658	654	653
Other assets	6,190	6,631	6,063	6,226	4,521

Total assets	$159,786	$161,810	$160,203	$156,644	$102,306

Liabilities
Unpaid losses and loss expenses	$60,540	$61,347	$60,819	$60,206	$37,303
Unearned premiums	14,779	15,054	15,229	14,896	8,439
Future policy benefits	5,036	5,010	4,975	4,869	4,807
Insurance and reinsurance balances payable	5,637	4,885	4,944	4,733	4,270
Securities lending payable	1,093	1,141	1,143	1,004	1,047
Accounts payable, accrued expenses, and other liabilities	10,020	11,154	11,019	10,453	7,609
Deferred tax liabilities	988	1,418	1,409	1,142	—
Short-term debt	500	500	500	500	—
Long-term debt	12,610	12,621	12,631	12,636	9,389
Trust preferred securities	308	308	308	308	307

Total liabilities	111,511	113,438	112,977	110,747	73,171

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	48,589	47,175	46,045	45,530	29,870
Accumulated other comprehensive income (AOCI)	(314)	1,197	1,181	367	(735)

Total shareholders’ equity	48,275	48,372	47,226	45,897	29,135

Total liabilities and shareholders’ equity	$159,786	$161,810	$160,203	$156,644	$102,306

Book value per common share	$103.60	$103.96	$101.56	$98.85	$89.77
% change over prior quarter	-0.3%	2.4%	2.7%	10.1%	-0.1%
Tangible book value per common share	$60.64	$60.26	$57.14	$53.83	$72.25
% change over prior quarter	0.6%	5.5%	6.1%	-25.5%	0.0%

Consol Bal Sheet	Page 6

Chubb Limited

Consolidated Net Premiums Written by Line of Business - Quarter

(in millions of U.S. dollars)

(Unaudited)

						Constant $
						% Change
						4Q-16 vs.
					Constant $	As If 4Q-15
				% Change	% Change	Excluding
				4Q-16 vs.	4Q-16 vs.	Merger-related
		Legacy ACE	As If	As If	As If	Underwriting
	4Q-16	4Q-15	4Q-15	4Q-15	4Q-15	Actions (1)
Net premiums written

Commercial multiple peril (2)	$219	$—	$228	-3.9%	-3.9%	-2.6%
Commercial casualty	910	653	975	-6.7%	-6.6%	-2.8%
Workers’ compensation	539	265	544	-0.9%	-0.7%	0.2%
Professional liability	1,013	415	1,044	-3.0%	-1.8%	0.2%
Surety	143	83	175	-18.3%	-12.8%	-12.2%
Property and other short-tail lines	921	627	957	-3.8%	-3.7%	1.6%
International other casualty	267	192	262	1.9%	7.7%	10.1%

Total Commercial P&C (1)	4,012	2,235	4,185	-4.1%	-3.2%	-0.2%

Agriculture	40	142	142	-71.6%	-71.6%	-71.6%

Personal automobile - North America	178	48	175	1.7%	1.7%	1.7%
Personal automobile - International	175	154	154	13.6%	19.9%	19.9%
Personal homeowners	772	163	823	-6.2%	-6.7%	2.2%
Personal other	351	176	350	0.3%	1.7%	1.7%

Total Personal lines (1)	1,476	541	1,502	-1.7%	12.0%	17.5%

Total Property and Casualty lines	5,528	2,918	5,829	-5.2%	-1.4%	2.1%
Other Lines
Global A&H (1) (3)	1,015	860	989	2.6%	2.4%	3.4%
Reinsurance	114	109	111	3.0%	5.5%	5.5%
Life	281	257	280	0.4%	1.4%	1.4%

Total consolidated	$6,938	$4,144	$7,209	-3.8%	-3.0%	-0.2%

(1)	Included in Commercial P&C is a decrease in net premiums written of $123 million, comprising of $46 million due to additional reinsurance purchased and $77 million due to other merger-related underwriting actions.

Included in Personal lines is a decrease in net premiums written of $73 million due to additional reinsurance purchased.

Included in Global A&H is a decrease in net premiums written of $10 million due to merger-related underwriting actions.

(2)	Commercial multiple peril represents retail package business (property and general liability).
(3)	For purposes of this schedule only, A&H results from our Combined North America and International businesses, normally included in the Life Insurance and Overseas General Insurance segments, respectively, as well as the A&H results of our North America Commercial P&C segment, are included in the Global A&H line item above.

2015 As If results: Legacy ACE plus Legacy Chubb historical results.

Line of Business	Page 7

Chubb Limited

Consolidated Results - Quarter

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North	North	North
	America	America	America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
Q4 2016	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$3,083	$1,040	$40	$2,112	$114	$—	$6,389	$549	$6,938
Net premiums earned	3,087	1,074	147	2,050	167	—	6,525	534	7,059
Adjusted losses and loss expenses	1,858	642	(38)	1,052	100	105	3,719	165	3,884
Policy benefits	—	—	—	—	—	—	—	161	161
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	11	11
Policy acquisition costs (excluding amortization of acquired UPR intangible)	396	174	6	529	45	—	1,150	123	1,273
Amortization of acquired UPR intangible (2)	78	45	—	21	—	—	144	—	144
Adjusted administrative expenses	285	88	(5)	256	12	81	717	81	798

Underwriting income (loss)	470	125	184	192	10	(186)	795	(7)	788
Adjusted net investment income	489	52	5	155	64	4	769	76	845
Other income (expense) - operating (1)	(4)	—	(1)	(5)	1	(4)	(13)	(8)	(21)
Amortization (expense) benefit of purchased intangibles	—	(3)	(7)	(12)	—	20	(2)	(1)	(3)

Segment income (loss)	$955	$174	$181	$330	$75	$(166)	$1,549	$60	$1,609

Combined ratio	84.8%	88.3%	-25.4%	90.6%	94.0%		87.8%
Combined ratio excluding catastrophe losses and PPD	88.9%	82.9%	-10.9%	91.2%	78.8%		87.4%

	Legacy ACE
	North	North	North
	America	America	America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
Q4 2015	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$1,557	$234	$142	$1,587	$109	$—	$3,629	$515	$4,144
Net premiums earned	1,425	261	240	1,575	200	—	3,701	506	4,207
Adjusted losses and loss expenses	917	144	178	748	99	60	2,146	159	2,305
Policy benefits	—	—	—	—	—	—	—	159	159
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	(13)	(13)
Policy acquisition costs	128	26	8	391	48	1	602	134	736
Administrative expenses	162	34	(2)	241	12	53	500	70	570

Underwriting income (loss)	218	57	56	195	41	(114)	453	(3)	450
Net investment income	252	6	6	125	70	6	465	67	532

Other income (expense) - operating (1)	2	(1)	—	5	1	(9)	(2)	(4)	(6)
Amortization expense of purchased intangibles	—	(15)	(8)	(11)	—	—	(34)	(1)	(35)

Segment income (loss)	$472	$47	$54	$314	$112	$(117)	$882	$59	$941

Combined ratio	84.6%	78.4%	76.4%	87.6%	79.8%		87.7%
Combined ratio excluding catastrophe losses and PPD	88.3%	77.5%	79.2%	89.7%	76.6%		88.4%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income presentation from Other income (expense).
(2)	Related to the acquisition of The Chubb Corporation.

Consol Results - QTD	Page 8

Chubb Limited

Consolidated Results - Full Year

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North	North	North
	America	America	America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
Full Year 2016	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$11,740	$4,153	$1,328	$8,124	$676	$—	$26,021	$2,124	$28,145
Net premiums earned	12,217	4,319	1,316	8,132	710	—	26,694	2,055	28,749
Adjusted losses and loss expenses	7,439	2,558	898	4,005	325	192	15,417	663	16,080
Policy benefits	—	—	—	—	—	—	—	588	588
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	(11)	(11)
Policy acquisition costs (excluding amortization of acquired UPR intangible)	1,164	474	83	1,928	187	—	3,836	509	4,345
Amortization of acquired UPR intangible (2)	859	492	—	208	—	—	1,559	—	1,559
Adjusted administrative expenses	1,125	363	(6)	1,057	52	273	2,864	307	3,171

Underwriting income (loss)	1,630	432	341	934	146	(465)	3,018	(1)	3,017
Adjusted net investment income	1,860	207	20	600	263	25	2,975	283	3,258
Other income (expense) - operating (1)	2	(6)	(1)	11	4	(10)	—	(16)	(16)
Amortization (expense) benefit of purchased intangibles	—	(19)	(29)	(48)	—	80	(16)	(3)	(19)

Segment income (loss)	$3,492	$614	$331	$1,497	$413	$(370)	$5,977	$263	$6,240

Combined ratio	86.7%	90.0%	74.1%	88.5%	79.5%		88.7%
Combined ratio excluding catastrophe losses and PPD	89.4%	81.8%	78.9%	91.5%	78.6%		89.0%

	Legacy ACE
	North	North	North
	America	America	America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
Full Year 2015	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$5,715	$1,192	$1,346	$6,634	$828	$—	$15,715	$1,998	$17,713
Net premiums earned	5,634	948	1,364	6,471	849	—	15,266	1,947	17,213
Adjusted losses and loss expenses	3,661	590	1,097	3,052	290	202	8,892	601	9,493
Policy benefits	—	—	—	—	—	—	—	543	543
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	19	19
Policy acquisition costs	531	69	69	1,581	214	1	2,465	476	2,941
Administrative expenses	621	123	1	997	49	188	1,979	291	2,270

Underwriting income (loss)	821	166	197	841	296	(391)	1,930	17	1,947
Net investment income	1,032	25	23	534	300	15	1,929	265	2,194
Other income (expense) - operating (1)	7	(2)	(1)	17	6	(20)	7	(4)	3
Amortization expense of purchased intangibles	—	(78)	(30)	(61)	—	—	(169)	(2)	(171)

Segment income (loss)	$1,860	$111	$189	$1,331	$602	$(396)	$3,697	$276	$3,973

Combined ratio	85.4%	82.6%	85.5%	87.0%	65.2%		87.4%
Combined ratio excluding catastrophe losses and PPD	88.6%	73.2%	88.2%	90.1%	76.8%		88.8%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income presentation from Other income (expense).
(2)	Related to the acquisition of The Chubb Corporation.

Consol Results - FY	Page 9

Chubb Limited

Segment Results - As If Basis

(in millions of U.S. dollars, except ratios)

(Unaudited)

	As If * (excluding purchase accounting adjustments)
	North America	North America	North America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global				Total
Q4 2016	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	Total P&C	Life Insurance	Consolidated
Net premiums written	$3,083	$1,040	$40	$2,112	$114	$—	$6,389	$549	$6,938
Net premiums earned	3,087	1,074	147	2,050	167	—	6,525	534	7,059
Adjusted losses and loss expenses	1,858	642	(38)	1,052	100	105	3,719	165	3,884
Policy benefits	—	—	—	—	—	—	—	161	161
(Gains) losses from fair value changes in separate account assets	—	—	—	—	—	—	—	11	11
Policy acquisition costs	462	211	6	553	45	—	1,277	123	1,400
Adjusted administrative expenses	285	88	(5)	256	12	81	717	81	798

Adjusted underwriting income (loss)	$482	$133	$184	$189	$10	$(186)	$812	$(7)	$805

Combined ratio	84.4%	87.6%	-25.4%	90.8%	94.0%		87.6%
Combined ratio excluding catastrophe losses and PPD	88.5%	82.1%	-10.9%	91.4%	78.8%		87.1%

	As If * (excluding purchase accounting adjustments)
	North America	North America	North America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global				Total
Q4 2015	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	Total P&C	Life Insurance	Consolidated
Net premiums written	$3,247	$1,093	$142	$2,078	$111	$—	$6,671	$538	$7,209
Net premiums earned	3,140	1,140	240	2,084	208	—	6,812	531	7,343
Adjusted losses and loss expenses	1,844	597	178	1,011	103	102	3,835	171	4,006
Policy benefits	—	—	—	—	—	—	—	159	159
(Gains) losses from fair value changes in separate account assets	—	—	—	—	—	—	—	(13)	(13)
Policy acquisition costs	498	228	8	547	48	1	1,330	138	1,468
Administrative expenses	304	96	(2)	287	12	83	780	80	860

Underwriting income (loss)	$494	$219	$56	$239	$45	$(186)	$867	$(4)	$863

Combined ratio	84.2%	80.9%	76.4%	88.5%	78.6%		87.3%
Combined ratio excluding catastrophe losses and PPD	88.5%	80.9%	79.2%	91.2%	77.8%		88.6%

The following table presents the reconciliation of Q4 2016 underwriting income (loss) for each segment to Q4 2016 adjusted underwriting income (loss) shown above.

	North America	North America	North America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global				Total
Q4 2016	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	Total P&C	Life Insurance	Consolidated
Underwriting income (loss)	$470	$125	$184	$192	$10	$(186)	$795	$(7)	$788
Less: amortization of acquired UPR intangible (1)	78	45	—	21	—	—	144	—	144
Add: elimination of DAC benefit (1)	(66)	(37)	—	(24)	—	—	(127)	—	(127)

Adjusted underwriting income (loss)	$482	$133	$184	$189	$10	$(186)	$812	$(7)	$805

(1)	Related to the acquisition of The Chubb Corporation.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

As If - QTD	Page 10

Chubb Limited

Segment Results - As If Basis

(in millions of U.S. dollars, except ratios)

(Unaudited)

	As If * (excluding purchase accounting adjustments)
	North America	North America	North America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global				Total
Full Year 2016	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	Total P&C	Life Insurance	Consolidated
Net premiums written	$12,259	$4,253	$1,328	$8,339	$696	$—	$26,875	$2,125	$29,000
Net premiums earned	12,425	4,429	1,316	8,203	710	—	27,083	2,057	29,140
Adjusted losses and loss expenses	7,566	2,611	898	4,047	325	192	15,639	663	16,302
Policy benefits	—	—	—	—	—	—	—	588	588
(Gains) losses from fair value changes in separate account assets	—	—	—	—	—	—	—	(11)	(11)
Policy acquisition costs	1,926	894	83	2,179	187	—	5,269	510	5,779
Adjusted administrative expenses	1,160	376	(6)	1,069	52	276	2,927	308	3,235

Adjusted underwriting income (loss)	$1,773	$548	$341	$908	$146	$(468)	$3,248	$(1)	$3,247

Combined ratio	85.7%	87.6%	74.1%	88.9%	79.5%		88.0%
Combined ratio excluding catastrophe losses and PPD	88.4%	79.6%	78.9%	91.9%	78.6%		88.3%

	As If * (excluding purchase accounting adjustments)
	North America	North America	North America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global				Total
Full Year 2015	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	Total P&C	Life Insurance	Consolidated
Net premiums written	$12,614	$4,762	$1,346	$8,751	$857	$—	$28,330	$2,093	$30,423
Net premiums earned	12,484	4,454	1,364	8,566	875	—	27,743	2,043	29,786
Adjusted losses and loss expenses	7,342	2,669	1,097	4,120	295	293	15,816	648	16,464
Policy benefits	—	—	—	—	—	—	—	543	543
(Gains) losses from fair value changes in separate account assets	—	—	—	—	—	—	—	19	19
Policy acquisition costs	1,980	858	69	2,210	214	1	5,332	494	5,826
Administrative expenses	1,187	379	1	1,198	55	317	3,137	328	3,465

Underwriting income (loss)	$1,975	$548	$197	$1,038	$311	$(611)	$3,458	$11	$3,469

Combined ratio	84.2%	87.7%	85.5%	87.9%	64.4%		87.5%
Combined ratio excluding catastrophe losses and PPD	88.3%	79.5%	88.2%	91.5%	77.3%		88.7%

The following table presents the reconciliation of full year 2016 underwriting income (loss) for each segment to full year 2016 adjusted underwriting income (loss) shown above.

	North America	North America	North America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global				Total
Full Year 2016	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	Total P&C	Life Insurance	Consolidated
Underwriting income (loss)	$1,630	$432	$341	$934	$146	$(465)	$3,018	$(1)	$3,017
Add: Pre-acquisition underwriting income (loss) (14 days prior to close)	13	30	—	4	—	(3)	44	—	44
Less: amortization of acquired UPR intangible (1)	859	492	—	208	—	—	1,559	—	1,559
Add: elimination of DAC benefit (1)	(729)	(406)	—	(238)	—	—	(1,373)	—	(1,373)

Adjusted underwriting income (loss)	$1,773	$548	$341	$908	$146	$(468)	$3,248	$(1)	$3,247

(1)	Related to the acquisition of The Chubb Corporation.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The full year 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

As If - FY	Page 11

Chubb Limited

Global P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 14), North America Personal P&C Insurance segment (refer to page 16), Overseas General Insurance segment (refer to page 19), Global Reinsurance segment (refer to page 21), and Corporate (refer to page 25). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

Global P&C (Including Corporate and excluding Agriculture)

							Legacy ACE
					Legacy ACE	Full Year	Full Year
	4Q-16	3Q-16	2Q-16	1Q-16	4Q-15	2016	2015
Global P&C Underwriting Income
Gross premiums written	$7,994	$7,681	$8,172	$6,707	$4,821	$30,554	$19,483
Net premiums written	6,349	6,192	6,737	5,415	3,487	24,693	14,369
Net premiums earned	6,378	6,357	6,566	6,077	3,461	25,378	13,902
Adjusted losses and loss expenses	3,757	3,412	3,823	3,527	1,968	14,519	7,795
Policy acquisition costs (excluding amortization of acquired UPR intangible)	1,144	1,019	873	717	594	3,753	2,396
Amortization of acquired UPR intangible (1)	144	320	525	570	—	1,559	—
Adjusted administrative expenses	722	694	750	704	502	2,870	1,978

Global P&C Underwriting income	$611	$912	$595	$559	$397	$2,677	$1,733

% Change versus prior year period
Net premiums written	82.0%	78.0%	72.5%	54.9%	-2.0%	71.8%	1.2%
Net premiums earned	84.3%	81.6%	84.8%	79.4%	-2.4%	82.6%	-0.3%

Net premiums written constant $	83.1%	80.3%	75.7%	63.6%	4.9%	75.8%	7.7%
Net premiums earned constant $	85.3%	83.8%	88.4%	88.3%	4.3%	86.4%	6.2%

Other ratios
Net premiums written/gross premiums written	79%	81%	82%	81%	72%	81%	74%

Combined ratio (2)
Loss and loss expense ratio	58.9%	53.7%	58.2%	58.0%	56.9%	57.2%	56.1%
Policy acquisition cost ratio	20.2%	21.1%	21.3%	21.2%	17.1%	20.9%	17.2%
Administrative expense ratio	11.3%	10.9%	11.4%	11.6%	14.5%	11.4%	14.2%

Combined ratio	90.4%	85.7%	90.9%	90.8%	88.5%	89.5%	87.5%

Combined ratio excluding catastrophe losses and PPD	89.7%	88.8%	89.8%	90.0%	89.1%	89.5%	88.9%

Expense ratio	31.5%	32.0%	32.7%	32.8%	31.6%	32.3%	31.4%
Expense ratio excluding A&H	29.5%	30.0%	31.0%	31.0%	28.3%	30.4%	28.1%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$1	$—	$6	$—	$(1)	$7	$(1)
Catastrophe losses - pre-tax	$267	$143	$382	$256	$73	$1,048	$312
Favorable prior period development (PPD) - pre-tax	$(218)	$(338)	$(301)	$(206)	$(93)	$(1,063)	$(501)
Loss and loss expense ratio excluding catastrophe losses and PPD	58.2%	56.9%	57.1%	57.2%	57.3%	57.4%	57.4%

(1)	Related to the acquisition of The Chubb Corporation.
(2)	Q4 2016 and full year 2016 exclude a one-time pension curtailment benefit of $113 million related to the harmonization of the company’s U.S. pension plans.

Global P&C - Reported	Page 12

Chubb Limited

Global P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 15), North America Personal P&C Insurance segment (refer to page 17), Overseas General Insurance segment (refer to page 20), Global Reinsurance segment (refer to page 22), and Corporate (refer to page 25). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

Global P&C (Including Corporate and excluding Agriculture)

	As If *
						Full Year	Full Year
	4Q-16	3Q-16	2Q-16	1Q-16	4Q-15	2016	2015
Global P&C Underwriting Income
Gross premiums written	$7,994	$7,681	$8,172	$7,638	$8,089	$31,485	$33,034
Net premiums written	6,349	6,192	6,737	6,269	6,529	25,547	26,984
Net premiums earned	6,378	6,357	6,566	6,466	6,572	25,767	26,379
Adjusted losses and loss expenses	3,757	3,412	3,823	3,749	3,657	14,741	14,719
Policy acquisition costs	1,271	1,300	1,332	1,283	1,322	5,186	5,263
Adjusted administrative expenses	722	694	750	767	782	2,933	3,136

Global P&C Underwriting income	$628	$951	$661	$667	$811	$2,907	$3,261

% Change versus prior year period
Net premiums written	-2.8%	-6.7%	-6.5%	-5.2%		-5.3%
Net premiums earned	-3.0%	-4.5%	-1.6%	-0.1%		-2.3%

Net premiums written constant $	-2.0%	-5.5%	-4.9%	-1.0%		-3.4%
Net premiums earned constant $	-2.3%	-3.3%	0.0%	3.6%		-0.5%

Net premiums written constant $ excluding merger-related underwriting actions, including additional reinsurance (1)	1.2%	-0.5%	-3.6%	-0.6%		-1.0%

Other ratios
Net premiums written/gross premiums written	79%	81%	82%	82%	81%	81%	82%

Combined ratio (2)
Loss and loss expense ratio	58.9%	53.7%	58.2%	58.0%	55.6%	57.2%	55.8%
Policy acquisition cost ratio	20.0%	20.4%	20.3%	19.9%	20.1%	20.1%	19.9%
Administrative expense ratio	11.3%	10.9%	11.4%	11.8%	12.0%	11.4%	11.9%

Combined ratio	90.2%	85.0%	89.9%	89.7%	87.7%	88.7%	87.6%

Combined ratio excluding catastrophe losses and PPD	89.4%	88.2%	88.8%	88.9%	89.0%	88.8%	88.7%

Expense ratio	31.3%	31.3%	31.7%	31.7%	32.1%	31.5%	31.8%
Expense ratio excluding A&H	29.2%	29.3%	29.9%	29.9%	30.2%	29.6%	30.0%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$1	$—	$6	$—	$(1)	$7	$(1)
Catastrophe losses - pre-tax	$267	$143	$382	$256	$157	$1,048	$839
Favorable prior period development (PPD) - pre-tax	$(218)	$(338)	$(301)	$(206)	$(246)	$(1,063)	$(1,125)
Loss and loss expense ratio excluding catastrophe losses and PPD	58.2%	56.9%	57.1%	57.2%	56.9%	57.3%	56.9%

(1)	Included in Q4 2016 is a decrease in net premiums written of $206 million, comprising of $119 million due to additional reinsurance purchased and $87 million due to other merger-related underwriting actions.

Included in full year 2016 is a decrease in net premiums written of $650 million, comprising of $438 million due to additional reinsurance purchased and $212 million due to other merger-related underwriting actions.

(2)	Q4 2016 and full year 2016 exclude a one-time pension curtailment benefit of $113 million related to the harmonization of the company’s U.S. pension plans.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 and full year 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Global P&C - As If	Page 13

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

							Legacy ACE
					Legacy ACE	Full Year	Full Year
	4Q-16	3Q-16	2Q-16	1Q-16	4Q-15	2016	2015
Gross premiums written	$4,109	$3,832	$4,041	$3,004	$2,408	$14,986	$8,451
Net premiums written	3,083	3,110	3,245	2,302	1,557	11,740	5,715
Net premiums earned	3,087	3,086	3,148	2,896	1,425	12,217	5,634
Losses and loss expenses	1,858	1,863	1,971	1,747	917	7,439	3,661
Policy acquisition costs (excluding amortization of acquired UPR intangible)	396	346	255	167	128	1,164	531
Amortization of acquired UPR intangible (1)	78	176	290	315	—	859	—
Administrative expenses	285	275	299	266	162	1,125	621

Underwriting income	470	426	333	401	218	1,630	821
Net investment income	489	477	468	426	252	1,860	1,032
Other income (expense) - operating	(4)	(3)	9	—	2	2	7

Segment income	$955	$900	$810	$827	$472	$3,492	$1,860

Combined ratio
Loss and loss expense ratio	60.2%	60.4%	62.6%	60.3%	64.4%	60.9%	65.0%
Policy acquisition cost ratio	15.3%	16.9%	17.3%	16.7%	8.9%	16.6%	9.4%
Administrative expense ratio	9.3%	8.9%	9.6%	9.1%	11.3%	9.2%	11.0%

Combined ratio	84.8%	86.2%	89.5%	86.1%	84.6%	86.7%	85.4%

Combined ratio excluding catastrophe losses and PPD	88.9%	89.4%	89.7%	89.5%	88.3%	89.4%	88.6%

Catastrophe losses - pre-tax	$117	$90	$160	$81	$25	$448	$85
Favorable prior period development (PPD) - pre-tax	$(245)	$(187)	$(168)	$(178)	$(79)	$(778)	$(264)
Loss and loss expense ratio excluding catastrophe losses and PPD	64.4%	63.8%	62.9%	63.7%	67.8%	63.7%	68.2%

% Change versus prior year period
Net premiums written	97.9%	117.1%	127.4%	77.4%	2.1%	105.4%	0.5%
Net premiums earned	116.6%	119.1%	121.8%	109.9%	0.5%	116.9%	1.6%

Other ratios
Net premiums written/gross premiums written	75%	81%	80%	77%	65%	78%	68%

(1)	Related to the acquisition of The Chubb Corporation.

NA Commercial - Reported	Page 14

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

	As If*
	4Q-16	3Q-16	2Q-16	1Q-16	4Q-15	Full Year 2016	Full Year 2015
Gross premiums written	$4,109	$3,832	$4,041	$3,572	$4,237	$15,554	$15,943
Net premiums written	3,083	3,110	3,245	2,821	3,247	12,259	12,614
Net premiums earned	3,087	3,086	3,148	3,104	3,140	12,425	12,484
Losses and loss expenses	1,858	1,863	1,971	1,874	1,844	7,566	7,342
Policy acquisition costs	462	496	499	469	498	1,926	1,980
Administrative expenses	285	275	299	301	304	1,160	1,187

Underwriting income	$482	$452	$379	$460	$494	$1,773	$1,975

Combined ratio
Loss and loss expense ratio	60.2%	60.4%	62.6%	60.4%	58.7%	60.9%	58.8%
Policy acquisition cost ratio	14.9%	16.0%	15.8%	15.1%	15.9%	15.5%	15.9%
Administrative expense ratio	9.3%	8.9%	9.6%	9.7%	9.6%	9.3%	9.5%

Combined ratio	84.4%	85.3%	88.0%	85.2%	84.2%	85.7%	84.2%

Combined ratio excluding catastrophe losses and PPD	88.5%	88.6%	88.3%	88.3%	88.5%	88.4%	88.3%

Catastrophe losses - pre-tax	$117	$90	$160	$81	$84	$448	$268
Favorable prior period development (PPD) - pre-tax	$(245)	$(187)	$(168)	$(178)	$(220)	$(778)	$(783)
Loss and loss expense ratio excluding catastrophe losses and PPD	64.4%	63.8%	62.9%	63.5%	62.9%	63.7%	62.9%

% Change versus prior year period
Net premiums written	-5.1%	-2.4%	-0.2%	-3.7%		-2.8%
Net premiums earned	-1.7%	-2.2%	1.1%	1.0%		-0.5%

Net premiums written excluding merger-related underwriting actions, including additional reinsurance (1)	-2.5%	0.0%	1.6%	-2.9%		-0.9%

Other ratios
Net premiums written/gross premiums written	75%	81%	80%	79%	77%	79%	79%

Production by Size	4Q-16
Net Premiums Written
Major account & specialty (2)	$1,860
Commercial (3)	1,223

Total	$3,083

(1)	Included in Q4 2016 is a decrease in net premiums written of $83 million, comprising of $29 million due to additional reinsurance purchased and $54 million due to other merger-related underwriting actions.

Included in full year 2016 is a decrease in net premiums written of $241 million, comprising of $124 million due to additional reinsurance purchased and $117 million due to other merger-related underwriting actions.

(2)	Principally large corporate accounts and wholesale business.
(3)	Principally middle market and small commercial accounts.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 and full year 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

NA Commercial - As If	Page 15

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

							Legacy ACE
					Legacy ACE	Full Year	Full Year
	4Q-16	3Q-16	2Q-16	1Q-16	4Q-15	2016	2015
Gross premiums written	$1,228	$1,323	$1,369	$974	$314	$4,894	$1,673
Net premiums written	1,040	1,011	1,231	871	234	4,153	1,192
Net premiums earned	1,074	1,081	1,140	1,024	261	4,319	948
Losses and loss expenses	642	594	661	661	144	2,558	590
Policy acquisition costs (excluding amortization of acquired UPR intangible)	174	128	104	68	26	474	69
Amortization of acquired UPR intangible (1)	45	101	165	181	—	492	—
Administrative expenses	88	89	98	88	34	363	123

Underwriting income	125	169	112	26	57	432	166
Net investment income	52	53	55	47	6	207	25
Other expense - operating	—	(2)	(3)	(1)	(1)	(6)	(2)
Amortization expense of purchased intangibles	(3)	(4)	(4)	(8)	(15)	(19)	(78)

Segment income	$174	$216	$160	$64	$47	$614	$111

Combined ratio
Loss and loss expense ratio	59.7%	54.9%	58.0%	64.6%	55.2%	59.2%	62.3%
Policy acquisition cost ratio	20.4%	21.2%	23.6%	24.3%	10.1%	22.4%	7.3%
Administrative expense ratio	8.2%	8.3%	8.5%	8.6%	13.1%	8.4%	13.0%

Combined ratio	88.3%	84.4%	90.1%	97.5%	78.4%	90.0%	82.6%

Combined ratio excluding catastrophe losses and PPD	82.9%	78.8%	83.0%	82.5%	77.5%	81.8%	73.2%

Catastrophe losses - pre-tax	$51	$22	$97	$156	$2	$326	$63
Unfavorable (favorable) prior period development (PPD) - pre-tax	$7	$38	$(15)	$(3)	$—	$27	$25
Loss and loss expense ratio excluding catastrophe losses and PPD	54.3%	49.3%	50.9%	49.6%	54.3%	51.0%	52.9%

% Change versus prior year period
Net premiums written	344.7%	263.4%	125.1%	NM	62.7%	248.4%	106.4%
Net premiums earned	311.9%	296.3%	322.4%	NM	82.5%	355.5%	69.2%

Other ratios
Net premiums written/gross premiums written	85%	76%	90%	89%	75%	85%	71%

(1)	Related to the acquisition of The Chubb Corporation.

NA Personal - Reported	Page 16

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

	As If*
	4Q-16	3Q-16	2Q-16	1Q-16	4Q-15	Full Year 2016	Full Year 2015
Gross premiums written	$1,228	$1,323	$1,369	$1,083	$1,226	$5,003	$5,444
Net premiums written	1,040	1,011	1,231	971	1,093	4,253	4,762
Net premiums earned	1,074	1,081	1,140	1,134	1,140	4,429	4,454
Losses and loss expenses	642	594	661	714	597	2,611	2,669
Policy acquisition costs	211	211	240	232	228	894	858
Administrative expenses	88	89	98	101	96	376	379

Underwriting income	$133	$187	$141	$87	$219	$548	$548

Combined ratio
Loss and loss expense ratio	59.7%	54.9%	58.0%	62.9%	52.4%	58.9%	59.9%
Policy acquisition cost ratio	19.7%	19.6%	21.1%	20.5%	20.0%	20.2%	19.3%
Administrative expense ratio	8.2%	8.3%	8.5%	8.9%	8.5%	8.5%	8.5%

Combined ratio	87.6%	82.8%	87.6%	92.3%	80.9%	87.6%	87.7%

Combined ratio excluding catastrophe losses and PPD	82.1%	77.2%	80.5%	78.7%	80.9%	79.6%	79.5%

Catastrophe losses - pre-tax	$51	$22	$97	$156	$15	$326	$383
Unfavorable (favorable) prior period development (PPD) - pre-tax	$7	$38	$(15)	$(3)	$(15)	$27	$(18)
Loss and loss expense ratio excluding catastrophe losses and PPD	54.3%	49.3%	50.9%	49.3%	52.4%	50.9%	51.7%

% Change versus prior year period
Net premiums written	-4.8%	-16.4%	-20.6%	6.8%		-10.7%
Net premiums earned	-5.7%	-5.9%	-1.8%	12.7%		-0.6%

Net premiums written excluding merger-related underwriting actions, including additional reinsurance and Fireman’s Fund (1)	2.2%	3.1%	-1.4%	2.5%		1.5%

Other ratios
Net premiums written/gross premiums written	85%	76%	90%	90%	89%	85%	87%

(1)	Included in Q4 2016 and full year 2016 is a decrease in net premiums written of $73 million and $273 million, respectively, due to additional reinsurance purchased. Q4 2016 and full year 2016 included net premiums written of $72 million and $263 million, respectively, related to Fireman’s Fund high net worth personal lines business. Q4 2015 and full year 2015 included Fireman’s Fund net premiums written of $74 million and $561 million, respectively.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 and full year 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

NA Personal - As If	Page 17

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

	4Q-16	3Q-16	2Q-16	1Q-16	4Q-15	Full Year 2016	Full Year 2015
Gross premiums written	$266	$1,240	$545	$136	$270	$2,187	$2,207
Net premiums written	40	849	375	64	142	1,328	1,346
Net premiums earned	147	819	327	23	240	1,316	1,364
Adjusted losses and loss expenses (1)	(38)	680	286	(30)	178	898	1,097
Policy acquisition costs	6	48	25	4	8	83	69
Administrative expenses	(5)	1	2	(4)	(2)	(6)	1

Underwriting income	184	90	14	53	56	341	197
Net investment income	5	5	5	5	6	20	23
Other income (expense) - operating	(1)	—	—	—	—	(1)	(1)
Amortization expense of purchased intangibles	(7)	(7)	(8)	(7)	(8)	(29)	(30)

Segment income	$181	$88	$11	$51	$54	$331	$189

Combined ratio
Loss and loss expense ratio	-26.0%	83.0%	87.5%	-125.2%	73.9%	68.3%	80.4%
Policy acquisition cost ratio	3.9%	5.9%	7.7%	15.9%	3.4%	6.3%	5.1%
Administrative expense ratio	-3.3%	0.0%	0.7%	-17.6%	-0.9%	-0.5%	0.0%

Combined ratio	-25.4%	88.9%	95.9%	-126.9%	76.4%	74.1%	85.5%

Combined ratio excluding catastrophe losses and PPD	-10.9%	90.1%	91.6%	80.6%	79.2%	78.9%	88.2%

Catastrophe losses - pre-tax	$2	$1	$14	$2	$1	$19	$9
Favorable prior period development (PPD) - pre-tax	$(20)	$(11)	$—	$(41)	$(7)	$(72)	$(45)
Loss and loss expense ratio excluding catastrophe losses and PPD	-16.9%	84.2%	83.3%	75.1%	75.4%	72.4%	82.8%

% Change versus prior year period
Net premiums written	-71.6%	15.2%	-1.2%	-27.0%	-41.9%	-1.3%	-15.3%
Net premiums earned	-39.1%	10.9%	1.6%	-63.7%	-26.2%	-3.6%	-10.6%

Other ratios
Net premiums written/gross premiums written	15%	68%	69%	47%	52%	61%	61%

(1)	Includes realized gains/losses on crop derivatives.

NA Agriculture	Page 18

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

							Legacy ACE
					Legacy ACE	Full Year 2016	Full Year 2015
	4Q-16	3Q-16	2Q-16	1Q-16	4Q-15
Gross premiums written	$2,542	$2,383	$2,494	$2,516	$1,990	$9,935	$8,476
Net premiums written	2,112	1,940	2,031	2,041	1,587	8,124	6,634
Net premiums earned	2,050	2,034	2,093	1,955	1,575	8,132	6,471
Losses and loss expenses	1,052	843	1,089	1,021	748	4,005	3,052
Policy acquisition costs (excluding amortization of acquired UPR intangible)	529	503	467	429	391	1,928	1,581
Amortization of acquired UPR intangible (1)	21	43	70	74	—	208	—
Administrative expenses	256	261	277	263	241	1,057	997

Underwriting income	192	384	190	168	195	934	841
Net investment income	155	152	147	146	125	600	534
Other income - operating	(5)	6	5	5	5	11	17
Amortization expense of purchased intangibles	(12)	(12)	(13)	(11)	(11)	(48)	(61)

Segment income	$330	$530	$329	$308	$314	$1,497	$1,331

Combined ratio
Loss and loss expense ratio	51.3%	41.5%	52.1%	52.2%	47.5%	49.3%	47.2%
Policy acquisition cost ratio	26.9%	26.8%	25.6%	25.7%	24.8%	26.3%	24.4%
Administrative expense ratio	12.4%	12.9%	13.2%	13.5%	15.3%	12.9%	15.4%

Combined ratio	90.6%	81.2%	90.9%	91.4%	87.6%	88.5%	87.0%

Combined ratio excluding catastrophe losses and PPD	91.2%	91.1%	91.5%	92.0%	89.7%	91.5%	90.1%

Catastrophe reinstatement premiums expensed - pre-tax	$—	$—	$—	$—	$(2)	$—	$(2)
Catastrophe losses - pre-tax	$72	$20	$73	$18	$40	$183	$142
Favorable prior period development (PPD) - pre-tax	$(85)	$(223)	$(85)	$(30)	$(74)	$(423)	$(343)
Loss and loss expense ratio excluding catastrophe losses and PPD	51.9%	51.4%	52.7%	52.8%	49.6%	52.2%	50.3%

% Change versus prior year period
Net premiums written as reported	33.2%	22.5%	21.6%	13.8%	-9.3%	22.5%	-5.2%
Net premiums earned as reported	30.2%	26.0%	27.3%	19.4%	-10.5%	25.7%	-4.9%

Net premiums written constant $	34.7%	25.8%	26.7%	26.1%	3.6%	28.3%	7.1%
Net premiums earned constant $	31.4%	29.0%	32.4%	31.3%	1.7%	31.0%	7.5%

Other ratios
Net premiums written/gross premiums written	83%	81%	81%	81%	80%	82%	78%

(1)	Related to the acquisition of The Chubb Corporation.

Overseas General Insurance - RP	Page 19

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

	As If*
						Full Year 2016	Full Year 2015
	4Q-16	3Q-16	2Q-16	1Q-16	4Q-15
Gross premiums written	$2,542	$2,383	$2,494	$2,749	$2,515	$10,168	$10,726
Net premiums written	2,112	1,940	2,031	2,256	2,078	8,339	8,751
Net premiums earned	2,050	2,034	2,093	2,026	2,084	8,203	8,566
Losses and loss expenses	1,052	843	1,089	1,063	1,011	4,047	4,120
Policy acquisition costs	553	551	546	529	547	2,179	2,210
Administrative expenses	256	261	277	275	287	1,069	1,198

Underwriting income	$189	$379	$181	$159	$239	$908	$1,038

Combined ratio
Loss and loss expense ratio	51.3%	41.5%	52.1%	52.4%	48.5%	49.3%	48.1%
Policy acquisition cost ratio	27.1%	27.0%	26.0%	26.1%	26.3%	26.6%	25.8%
Administrative expense ratio	12.4%	12.9%	13.2%	13.7%	13.7%	13.0%	14.0%

Combined ratio	90.8%	81.4%	91.3%	92.2%	88.5%	88.9%	87.9%

Combined ratio excluding catastrophe losses and PPD	91.4%	91.3%	92.0%	92.8%	91.2%	91.9%	91.5%

Catastrophe reinstatement premiums expensed - pre-tax	$—	$—	$—	$—	$(2)	$—	$(2)
Catastrophe losses - pre-tax	$72	$20	$73	$18	$49	$183	$162
Favorable prior period development (PPD) - pre-tax	$(85)	$(223)	$(85)	$(30)	$(106)	$(423)	$(477)
Loss and loss expense ratio excluding catastrophe losses and PPD	51.9%	51.4%	52.7%	53.0%	51.2%	52.3%	51.8%

% Change versus prior year period
Net premiums written as reported	1.6%	-5.7%	-5.0%	-9.0%		-4.7%
Net premiums earned as reported	-1.7%	-5.1%	-3.5%	-6.4%		-4.2%

Net premiums written constant $	4.0%	-1.7%	0.5%	1.7%		1.2%
Net premiums earned constant $	0.4%	-1.3%	1.2%	4.0%		1.0%

Net premiums written constant $ excluding merger-related underwriting actions, including additional reinsurance (1)	6.5%	0.7%	1.4%	1.9%		2.6%
Other ratios
Net premiums written/gross premiums written	83%	81%	81%	82%	83%	82%	82%

					Constant $					Constant $
			% Change		% Change			% Change		% Change
			4Q-16 vs	Constant $	4Q-16 vs	Full Year	Full Year	2016 vs	Constant $	2016 vs
Production by Region	4Q-16	4Q-15	4Q-15	4Q-15 (2)	4Q-15 (2)	2016	2015	2015	2015 (2)	2015 (2)
Gross premiums written
Europe	$1,052	$1,084	-3.0%	$1,018	3.3%	$4,479	$4,686	-4.4%	$4,474	0.1%
Latin America	677	657	3.0%	647	4.6%	2,484	2,845	-12.7%	2,523	-1.5%
Asia	740	691	7.1%	722	2.5%	2,874	2,820	1.9%	2,793	2.9%
Other (3)	73	83	-12.0%	78	-6.4%	331	375	-11.7%	358	-7.5%

Total	$2,542	$2,515	1.1%	$2,465	3.1%	$10,168	$10,726	-5.2%	$10,148	0.2%

Net Premiums Written
Europe	$809	$837	-3.3%	$781	3.6%	$3,407	$3,588	-5.0%	$3,412	-0.1%
Latin America	557	530	5.1%	514	8.4%	2,006	2,281	-12.1%	2,000	0.3%
Asia	663	616	7.6%	643	3.1%	2,558	2,486	2.9%	2,460	4.0%
Other (3)	83	95	-12.6%	93	-10.8%	368	396	-7.1%	372	-1.1%

Total	$2,112	$2,078	1.6%	$2,031	4.0%	$8,339	$8,751	-4.7%	$8,244	1.2%

(1)	Included in Q4 2016 is a decrease in net premiums written of $50 million, comprising of $17 million due to additional reinsurance purchased and $33 million due to other merger-related underwriting actions. Included in full year 2016 is a decrease in net premiums written of $119 million, comprising of $24 million due to additional reinsurance purchased and $95 million due to other merger-related underwriting actions. Also included in Q4 2016 is a one-time increase in net premiums written of $48 million that will not recur in 2017. Excluding this increase, as well as the merger-related underwriting actions, net premiums written increased 4.1% for the quarter and 2.0% for the year in constant dollars.
(2)	Prior periods on a constant dollar basis.
(3)	Primarily includes Eurasia and Africa, and the company’s international supplemental A&H business of Combined Insurance.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 and full year 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Overseas General Ins. - As If	Page 20

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance

							Legacy ACE
					Legacy ACE	Full Year 2016	Full Year 2015
	4Q-16	3Q-16	2Q-16	1Q-16	4Q-15
Gross premiums written	$115	$143	$268	$213	$109	$739	$883
Net premiums written	114	131	230	201	109	676	828
Net premiums earned	167	156	185	202	200	710	849
Losses and loss expenses	100	49	87	89	99	325	290
Policy acquisition costs	45	42	47	53	48	187	214
Administrative expenses	12	12	14	14	12	52	49

Underwriting income	10	53	37	46	41	146	296
Net investment income	64	67	65	67	70	263	300
Other income - operating	1	—	2	1	1	4	6

Segment income	$75	$120	$104	$114	$112	$413	$602

Combined ratio
Loss and loss expense ratio	59.7%	31.3%	46.9%	44.3%	49.7%	45.7%	34.2%
Policy acquisition cost ratio	26.6%	27.1%	25.5%	26.2%	24.1%	26.3%	25.2%
Administrative expense ratio	7.7%	7.9%	7.4%	6.8%	6.0%	7.5%	5.8%

Combined ratio	94.0%	66.3%	79.8%	77.3%	79.8%	79.5%	65.2%

Combined ratio excluding catastrophe losses and PPD	78.8%	78.1%	78.9%	78.5%	76.6%	78.6%	76.8%

Catastrophe reinstatement premiums collected - pre-tax	$1	$—	$6	$—	$1	$7	$1
Catastrophe losses - pre-tax	$27	$11	$52	$1	$6	$91	$22
Favorable prior period development (PPD) - pre-tax	$—	$(28)	$(47)	$(3)	$—	$(78)	$(119)
Loss and loss expense ratio excluding catastrophe losses and PPD	44.2%	44.2%	46.0%	45.5%	46.5%	45.0%	45.9%

% Change versus prior year period
Net premiums written as reported	4.0%	-29.4%	-11.9%	-26.3%	-22.1%	-18.4%	-11.4%
Net premiums earned as reported	-16.9%	-23.5%	-15.7%	-10.7%	-11.3%	-16.5%	-17.2%

Net premiums written constant $	6.5%	-28.1%	-11.6%	-24.6%	-20.2%	-17.1%	-9.3%
Net premiums earned constant $	-15.6%	-22.2%	-15.0%	-9.2%	-9.0%	-15.3%	-15.1%

Other ratios
Net premiums written/gross premiums written	99%	91%	86%	94%	100%	91%	94%

Global Reinsurance - Reported	Page 21

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance

	As If*
						Full Year	Full Year
	4Q-16	3Q-16	2Q-16	1Q-16	4Q-15	2016	2015
Gross premiums written	$115	$143	$268	$234	$111	$760	$921
Net premiums written	114	131	230	221	111	696	857
Net premiums earned	167	156	185	202	208	710	875
Losses and loss expenses	100	49	87	89	103	325	295
Policy acquisition costs	45	42	47	53	48	187	214
Administrative expenses	12	12	14	14	12	52	55

Underwriting income	$10	$53	$37	$46	$45	$146	$311

Combined ratio
Loss and loss expense ratio	59.7%	31.3%	46.9%	44.3%	49.2%	45.7%	33.7%
Policy acquisition cost ratio	26.6%	27.1%	25.5%	26.2%	23.6%	26.3%	24.4%
Administrative expense ratio	7.7%	7.9%	7.4%	6.8%	5.8%	7.5%	6.3%

Combined ratio	94.0%	66.3%	79.8%	77.3%	78.6%	79.5%	64.4%

Combined ratio excluding catastrophe losses and PPD	78.8%	78.1%	78.9%	78.5%	77.8%	78.6%	77.3%

Catastrophe reinstatement premiums collected - pre-tax	$1	$—	$6	$—	$1	$7	$1
Catastrophe losses - pre-tax	$27	$11	$52	$1	$9	$91	$26
Favorable prior period development (PPD) - pre-tax	$—	$(28)	$(47)	$(3)	$(7)	$(78)	$(138)
Loss and loss expense ratio excluding catastrophe losses and PPD	44.2%	44.2%	46.0%	45.5%	48.4%	45.0%	46.7%

% Change versus prior year period
Net premiums written as reported	3.0%	-29.8%	-13.3%	-25.1%		-18.8%
Net premiums earned as reported	-20.1%	-26.8%	-18.2%	-11.5%		-19.0%

Net premiums written constant $	5.5%	-28.5%	-13.0%	-23.4%		-17.5%
Net premiums earned constant $	-18.8%	-25.6%	-17.6%	-10.0%		-17.9%

Net premiums written constant $ excluding merger-related underwriting actions, including additional reinsurance (1)	5.5%	-25.0%	-9.2%	-23.4%		-15.6%

Other ratios
Net premiums written/gross premiums written	99%	91%	86%	94%	99%	92%	93%

(1)	Included in full year 2016 is a decrease in net premiums written of $17 million due to additional reinsurance purchased.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 and full year 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Global Reinsurance - As If	Page 22

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance

							Legacy ACE
					Legacy ACE	Full Year	Full Year
	4Q-16	3Q-16	2Q-16	1Q-16	4Q-15	2016	2015
Gross premiums written	$577	$562	$557	$546	$548	$2,242	$2,121
Net premiums written	549	532	527	516	515	2,124	1,998
Net premiums earned	534	512	512	497	506	2,055	1,947
Losses and loss expenses	165	174	147	177	159	663	601
Policy benefits (1)	161	155	146	126	159	588	543
(Gains) losses from fair value changes in separate account assets (1)	11	(22)	(3)	3	(13)	(11)	19
Policy acquisition costs	123	127	137	122	134	509	476
Administrative expenses	81	77	77	72	70	307	291
Net investment income	76	71	69	67	67	283	265

Life Insurance underwriting income (2)	69	72	77	64	64	282	282
Other income (expense) - operating (1)	(8)	(2)	(3)	(3)	(4)	(16)	(4)
Amortization expense of purchased intangibles	(1)	(1)	—	(1)	(1)	(3)	(2)

Segment income	$60	$69	$74	$60	$59	$263	$276

% Change versus prior year period
Net premiums written	6.5%	8.1%	5.5%	5.1%	-1.6%	6.3%	-0.7%
Net premiums earned	5.7%	6.7%	5.1%	4.9%	1.4%	5.6%	-0.8%

Net premiums written constant $	6.9%	9.1%	8.2%	10.2%	3.7%	8.5%	3.7%
Net premiums earned constant $	6.0%	7.6%	7.8%	9.8%	6.8%	7.8%	3.5%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other income (expense) for purposes of presenting Life Insurance underwriting income. The offsetting movement in the separate account liabilities is included in Policy benefits.
(2)	We assess the performance of our Life Insurance business based on Life Insurance underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.

International life insurance net premiums written and deposits breakdown (excludes Combined North American and Life reinsurance businesses):

			Constant $			Constant $
			% Change			% Change
		Constant $	4Q-16 vs.	Full Year	Constant $	2016 vs
	4Q-16	4Q-15 (4)	4Q-15 (4)	2016	2015 (4)	2015 (4)
International life insurance net premiums written	$223	$197	12.5%	$839	$712	17.8%

International life insurance deposits (3)	258	295	-12.4%	1,006	997	0.9%

Total international life insurance net premiums written and deposits	$481	$492	-2.4%	$1,845	$1,709	7.9%

(3)	Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.
(4)	Prior periods on a constant dollar basis.

Life Insurance - Reported	Page 23

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance

	As If*
						Full Year	Full Year
	4Q-16	3Q-16	2Q-16	1Q-16	4Q-15	2016	2015
Gross premiums written	$577	$562	$557	$547	$572	$2,243	$2,220
Net premiums written	549	532	527	517	538	2,125	2,093
Net premiums earned	534	512	512	499	531	2,057	2,043
Losses and loss expenses	165	174	147	177	171	663	648
Policy benefits (1)	161	155	146	126	159	588	543
(Gains) losses from fair value changes in separate account assets (1)	11	(22)	(3)	3	(13)	(11)	19
Policy acquisition costs	123	127	137	123	138	510	494
Administrative expenses	81	77	77	73	80	308	328
Net investment income	76	71	69	67	67	283	265

Life Insurance underwriting income (2)	$69	$72	$77	$64	$63	$282	$276

% Change versus prior year period
Net premiums written	2.1%	3.4%	0.7%	0.0%		1.6%
Net premiums earned	0.9%	1.6%	0.2%	0.2%		0.7%

Net premiums written constant $	2.4%	4.3%	3.5%	4.6%		3.7%
Net premiums earned constant $	1.2%	2.5%	2.9%	4.7%		2.8%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other income (expense). The offsetting movement in the separate account liabilities is included in Policy benefits.
(2)	We assess the performance of our Life Insurance business based on Life Insurance underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 and full year 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Life Insurance - As If	Page 24

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate

							Legacy ACE
					Legacy ACE	Full Year	Full Year
	4Q-16	3Q-16	2Q-16	1Q-16	4Q-15	2016	2015
Gross premiums written	$—	$—	$—	$—	$—	$—	$—
Net premiums written	—	—	—	—	—	—	—
Net premiums earned	—	—	—	—	—	—	—
Adjusted losses and loss expenses (1)	105	63	15	9	60	192	202
Policy acquisition costs	—	—	—	—	1	—	1
Adjusted administrative expenses (1)	81	57	62	73	53	273	188

Underwriting loss	(186)	(120)	(77)	(82)	(114)	(465)	(391)
Adjusted net investment income	4	5	7	9	6	25	15
Other expense - operating	(4)	(2)	(2)	(2)	(9)	(10)	(20)
Adjusted interest expense (2)	(167)	(164)	(166)	(149)	(64)	(646)	(271)
Amortization benefit of purchased intangibles (3)	20	20	20	20	—	80	—
Pension curtailment benefit (1)	113	—	—	—	—	113	—
Chubb integration and related expenses	(131)	(115)	(98)	(155)	(53)	(499)	(62)
Amortization of fair value adjustment of acquired invested assets and long-term debt	(88)	(79)	(95)	(83)	—	(345)	—
Adjusted net realized gains (losses) (2)	371	97	(214)	(394)	(57)	(140)	(411)
Net realized gains (losses) related to unconsolidated entities	162	72	18	(25)	(17)	227	67
Income tax expense	(259)	(277)	(155)	(124)	(67)	(815)	(462)

Net corporate loss	$(165)	$(563)	$(762)	$(985)	$(375)	$(2,475)	$(1,535)

Unfavorable prior period development (PPD) - pre-tax	$105	$62	$14	$8	$60	$189	$200

	As If*
						Full Year	Full Year
	4Q-16	3Q-16	2Q-16	1Q-16	4Q-15	2016	2015
Gross premiums written	$—	$—	$—	$—	$—	$—	$—
Net premiums written	—	—	—	—	—	—	—
Net premiums earned	—	—	—	—	—	—	—
Losses and loss expenses	105	63	15	9	102	192	293
Policy acquisition costs	—	—	—	—	1	—	1
Administrative expenses	81	57	62	76	83	276	317

Underwriting loss	$(186)	$(120)	$(77)	$(85)	$(186)	$(468)	$(611)

Unfavorable prior period development (PPD) - pre-tax	$105	$62	$14	$8	$102	$189	$291

(1)	During Q4 2016, the company recognized a one-time curtailment benefit of $113 million related to the harmonization of the company’s U.S. pension plans. For GAAP purposes, this benefit is recorded to losses and loss expenses ($23 million) and administrative expenses ($90 million). For Corporate presentation purposes, this benefit is excluded from adjusted losses and loss expenses and adjusted administrative expenses in order to provide a better understanding of annual expenses.
(2)	See non-GAAP financial measures.
(3)	Related to the acquisition of The Chubb Corporation.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 and full year 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Corporate	Page 25

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at December 31, 2014	$38,315	$11,307	$27,008
Losses and loss expenses incurred	2,743	621	2,122
Losses and loss expenses paid	(3,062)	(744)	(2,318)	109%
Other (incl. foreign exch. revaluation)	(670)	(197)	(473)

Balance at March 31, 2015	$37,326	$10,987	$26,339
Losses and loss expenses incurred	3,065	648	2,417
Losses and loss expenses paid	(2,830)	(547)	(2,283)	94%
Other (incl. foreign exch. revaluation)	669	60	609

Balance at June 30, 2015	$38,230	$11,148	$27,082
Losses and loss expenses incurred	3,252	609	2,643
Losses and loss expenses paid	(3,391)	(908)	(2,483)	94%
Other (incl. foreign exch. revaluation)	(527)	(193)	(334)

Balance at September 30, 2015	$37,564	$10,656	$26,908
Losses and loss expenses incurred	3,481	1,179	2,302
Losses and loss expenses paid	(3,616)	(1,050)	(2,566)	111%
Other (incl. foreign exch. revaluation)	(126)	(44)	(82)

Balance at December 31, 2015	$37,303	$10,741	$26,562
Losses and loss expenses incurred	4,663	989	3,674
Losses and loss expenses paid	(4,692)	(1,143)	(3,549)	97%
Acquired reserve (Legacy Chubb)	22,878	1,515	21,363
Other (incl. foreign exch. revaluation)	54	25	29

Balance at March 31, 2016	$60,206	$12,127	$48,079
Losses and loss expenses incurred	5,239	985	4,254
Losses and loss expenses paid	(4,708)	(752)	(3,956)	93%
Other (incl. foreign exch. revaluation)	82	36	46

Balance at June 30, 2016	$60,819	$12,396	$48,423
Losses and loss expenses incurred	5,335	1,066	4,269
Losses and loss expenses paid	(4,612)	(782)	(3,830)	90%
Other (incl. foreign exch. revaluation)	(195)	(4)	(191)

Balance at September 30, 2016	$61,347	$12,676	$48,671
Losses and loss expenses incurred	4,960	1,105	3,855
Losses and loss expenses paid	(5,425)	(1,045)	(4,380)	114%
Other (incl. foreign exch. revaluation)	(342)	(28)	(314)

Balance at December 31, 2016	$60,540	$12,708	$47,832
Add net recoverable on paid losses	—	869	(869)

Balance including net recoverable on paid losses	$60,540	$13,577	$46,963

Loss Reserve Rollforward	Page 26

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

					Legacy ACE
	December 31	September 30	June 30	March 31	December 31
	2016	2016	2016	2016	2015
Reinsurance recoverable on paid losses and loss expenses
Active operations	$686	$558	$598	$592	$450
Brandywine and Other Run-off	274	300	323	269	288

Total	$960	$858	$921	$861	$738

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$11,632	$11,790	$11,535	$11,169	$9,884
Brandywine and Other Run-off	1,285	1,113	1,097	1,182	1,092

Total	$12,917	$12,903	$12,632	$12,351	$10,976

Gross reinsurance recoverable
Active operations	$12,318	$12,348	$12,133	$11,761	$10,334
Brandywine and Other Run-off	1,559	1,413	1,420	1,451	1,380

Total	$13,877	$13,761	$13,553	$13,212	$11,714

Provision for uncollectible reinsurance (1)
Active operations	$(159)	$(163)	$(162)	$(164)	$(194)
Brandywine and Other Run-off	(141)	(150)	(156)	(157)	(134)

Total	$(300)	$(313)	$(318)	$(321)	$(328)

Net reinsurance recoverable
Active operations	$12,159	$12,185	$11,971	$11,597	$10,140
Brandywine and Other Run-off	1,418	1,263	1,264	1,294	1,246

Total	$13,577	$13,448	$13,235	$12,891	$11,386

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.3 billion.

Reinsurance Recoverable	Page 27

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

									Legacy ACE
	December 31		September 30		June 30		March 31		December 31
	2016		2016		2016		2016		2015
Market Value
Fixed maturities available for sale	$80,115		$81,358		$79,951		$77,538		$43,587
Fixed maturities held to maturity	10,670		11,366		11,581		11,580		8,552
Short-term investments	3,002		3,548		3,631		3,382		10,446

Total fixed maturities	$93,787		$96,272		$95,163		$92,500		$62,585

Asset Allocation by Market Value
Treasury	$2,832	3%	$2,885	3%	$2,864	3%	$3,145	3%	$2,395	4%
Agency	699	1%	558	1%	550	1%	634	1%	878	1%
Corporate and asset-backed	26,944	29%	26,754	28%	25,450	27%	24,060	26%	17,985	28%
Mortgage-backed	15,435	16%	15,040	15%	14,440	15%	13,757	15%	11,701	19%
Municipal	22,768	24%	24,240	25%	24,975	26%	24,945	27%	4,950	8%
Non-U.S.	22,107	24%	23,247	24%	23,253	24%	22,577	24%	14,230	23%
Short-term investments	3,002	3%	3,548	4%	3,631	4%	3,382	4%	10,446	17%

Total fixed maturities	$93,787	100%	$96,272	100%	$95,163	100%	$92,500	100%	$62,585	100%

Credit Quality by Market Value
AAA	$15,746	17%	$16,878	17%	$17,412	18%	$19,524	21%	$14,369	23%
AA	36,235	39%	37,325	39%	36,802	39%	34,399	37%	22,141	36%
A	17,519	19%	17,956	19%	18,016	19%	17,726	19%	10,163	16%
BBB	12,237	13%	12,387	13%	12,148	13%	11,604	13%	8,941	14%
BB	6,993	7%	6,719	7%	6,465	7%	5,484	6%	3,775	6%
B	4,814	5%	4,722	5%	4,061	4%	3,494	4%	3,018	5%
Other	243	0%	285	0%	259	0%	269	0%	178	0%

Total fixed maturities	$93,787	100%	$96,272	100%	$95,163	100%	$92,500	100%	$62,585	100%

Cost/Amortized Cost
Fixed maturities available for sale	$79,536		$78,630		$77,436		$75,991		$43,149
Fixed maturities held to maturity	10,644		10,927		11,090		11,280		8,430
Short-term investments	3,002		3,548		3,631		3,382		10,446

Subtotal fixed maturities	93,182		93,105		92,157		90,653		62,025
Equity securities	706		695		703		841		441
Other investments	4,270		4,170		4,152		4,233		2,993

Total investment portfolio	$98,158		$97,970		$97,012		$95,727		$65,459

Avg. duration of fixed maturities (1)	4.2 years		3.9 years		3.9 years		3.9 years		3.5 years
Avg. market yield of fixed maturities	2.8%		2.2%		2.3%		2.5%		2.8%
Avg. credit quality	A/Aa		A/Aa		A/Aa		AA/Aa		A/Aa
Avg. yield on invested assets (2)	3.4%		3.4%		3.4%		3.4%		3.4%

(1)	The portfolio’s duration extended to 4.2 years from 3.9 years at September 30, 2016 as the estimated duration on both mortgage backed securities and certain callable securities increased due to higher interest rates.
(2)	Calculated using adjusted net investment income.

Investments	Page 28

Chubb Limited

Investment Portfolio - 2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Market Value at December 31, 2016
Agency residential mortgage-backed (RMBS)	$—	$12,530	$—	$—	$—	$12,530
Non-agency RMBS	1	5	60	5	32	103
Commercial mortgage-backed	2,763	38	1	—	—	2,802

Total mortgage-backed securities at market value	$2,764	$12,573	$61	$5	$32	$15,435

U.S. Corporate and Asset-backed Fixed Income Portfolios

	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total
Market Value at December 31, 2016
Asset-backed	$767	$51	$—	$—	$818
Banks	—	22	1,673	1,741	3,436
Basic Materials	—	—	98	225	323
Communications	—	167	265	1,285	1,717
Consumer, Cyclical	—	185	599	700	1,484
Consumer, Non-Cyclical	111	488	1,811	1,122	3,532
Diversified Financial Services	28	28	507	210	773
Energy	—	57	103	724	884
Industrial	—	370	551	486	1,407
Utilities	1	8	993	605	1,607
All Others	131	535	840	607	2,113

Total	$1,038	$1,911	$7,440	$7,705	$18,094

		S&P Credit Rating
		Below Investment Grade
		BB	B	CCC	Total
Market Value at December 31, 2016
Asset-backed		$3	$3	$9	$15
Banks		25	—	—	25
Basic Materials		214	167	3	384
Communications		906	779	23	1,708
Consumer, Cyclical		1,082	691	27	1,800
Consumer, Non-Cyclical		815	1,109	28	1,952
Diversified Financial Services		198	45	1	244
Energy		342	188	19	549
Industrial		400	452	29	881
Utilities		292	77	—	369
All Others		494	411	18	923

Total		$4,771	$3,922	$157	$8,850

Investments 2	Page 29

Chubb Limited

Investment Portfolio - 3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

December 31, 2016

Non-U.S. Government Securities

	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$—	$1,647	$—	$—	$—	$1,647
Canada	1,066	—	—	—	—	1,066
Republic of Korea	—	1,038	—	—	—	1,038
Federative Republic of Brazil	—	—	—	—	860	860
Province of Ontario	—	3	564	—	—	567
Province of Quebec	—	20	422	—	—	442
Germany	437	—	—	—	—	437
United Mexican States	—	—	299	123	—	422
Kingdom of Thailand	—	—	403	—	—	403
Australia	331	3	—	—	—	334
Other Non-U.S. Government Securities	992	1,453	476	381	650	3,952

Total	$2,826	$4,164	$2,164	$504	$1,510	$11,168

Non-U.S. Corporate Securities

	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$85	$112	$750	$840	$244	$2,031
Canada	108	319	275	462	284	1,448
United States (1)	2	86	153	341	266	848
France	21	41	457	257	33	809
Netherlands	89	11	424	197	44	765
Australia	99	133	275	105	22	634
Germany	193	54	110	229	18	604
Japan	—	42	329	12	10	393
Switzerland	27	20	109	133	33	322
China	—	118	133	22	5	278
Other Non-U.S. Corporate Securities	415	390	783	758	461	2,807

Total	$1,039	$1,326	$3,798	$3,356	$1,420	$10,939

(1)	Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 30

Chubb Limited

Investment Portfolio - 4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	December 31, 2016	Market Value	Rating
1	JP Morgan Chase & Co	$575	A-
2	Wells Fargo & Co	522	A
3	Goldman Sachs Group Inc	435	BBB+
4	Anheuser-Busch InBev NV	426	A-
5	General Electric Co	423	AA-
6	Verizon Communications Inc	381	BBB+
7	Morgan Stanley	358	BBB+
8	Bank of America Corp	356	BBB+
9	AT&T Inc	338	BBB+
10	Berkshire Hathaway Inc	324	AA

Investments 4	Page 31

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended December 31, 2016
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed maturities	$(7)	$(15)	$(22)	$(2,154)	$641	$(1,513)	$(2,161)	$626	$(1,535)
Fixed income derivatives	52	(18)	34	—	—	—	52	(18)	34
Public equity	5	3	8	—	2	2	5	5	10
Private equity	155	(15)	140	24	—	24	179	(15)	164

Total investment portfolio (1)	205	(45)	160	(2,130)	643	(1,487)	(1,925)	598	(1,327)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	275	—	275	—	—	—	275	—	275
Foreign exchange	72	1	73	(423)	48	(375)	(351)	49	(302)
Partially-owned entities (3)	—	—	—	(2)	—	(2)	(2)	—	(2)
Other (4)	(19)	(2)	(21)	537	(184)	353	518	(186)	332

Net gains (losses)	$533	$(46)	$487	$(2,018)	$507	$(1,511)	$(1,485)	$461	$(1,024)

(1)	Other-than-temporary impairments for the quarter in realized gains (losses) include $4 million for fixed maturities, $1 million for public equity and $7 million for private equity.
(2)	The quarter includes $48 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(4)	Other unrealized gains/losses are related to the company’s post-retirement programs.

	Legacy ACE
	Three months ended December 31, 2015
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed maturities	$(130)	$15	$(115)	$(446)	$46	$(400)	$(576)	$61	$(515)
Fixed income derivatives	26	(3)	23	—	—	—	26	(3)	23
Public equity	(3)	(3)	(6)	23	(7)	16	20	(10)	10
Private equity	(12)	3	(9)	(27)	—	(27)	(39)	3	(36)

Total investment portfolio (5)	(119)	12	(107)	(450)	39	(411)	(569)	51	(518)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (6)	55	—	55	—	—	—	55	—	55
Foreign exchange	(7)	3	(4)	(98)	(35)	(133)	(105)	(32)	(137)
Partially-owned entities (7)	(3)	(3)	(6)	—	—	—	(3)	(3)	(6)
Other	—	—	—	4	(3)	1	4	(3)	1

Net gains (losses)	$(74)	$12	$(62)	$(544)	$1	$(543)	$(618)	$13	$(605)

(5)	Other-than-temporary impairments for the quarter in realized gains (losses) include $57 million for fixed maturities, $3 million for public equity and $1 million for private equity.
(6)	The quarter includes $79 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(7)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses) 1	Page 32

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Year ended December 31, 2016
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed maturities	$(163)	$(17)	$(180)	$83	$108	$191	$(80)	$91	$11
Fixed income derivatives	(33)	(4)	(37)	—	—	—	(33)	(4)	(37)
Public equity	44	(11)	33	52	(8)	44	96	(19)	77
Private equity	228	(24)	204	(49)	—	(49)	179	(24)	155

Total investment portfolio (1)	76	(56)	20	86	100	186	162	44	206
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	(83)	—	(83)	—	—	—	(83)	—	(83)
Foreign exchange	118	(11)	107	(154)	30	(124)	(36)	19	(17)
Partially-owned entities (3)	(5)	1	(4)	(2)	—	(2)	(7)	1	(6)
Other (4)	(19)	(2)	(21)	545	(184)	361	526	(186)	340

Net gains (losses)	$87	$(68)	$19	$475	$(54)	$421	$562	$(122)	$440

(1)	Full year other-than-temporary impairments in realized gains (losses) include $81 million for fixed maturities, $8 million for public equity and $14 million for private equity.
(2)	Full year includes $136 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(4)	Other unrealized gains/losses are related to the company’s post-retirement programs.

	Legacy ACE
	Year ended December 31, 2015
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed maturities	$(180)	$15	$(165)	$(1,076)	$149	$(927)	$(1,256)	$164	$(1,092)
Fixed income derivatives	32	(2)	30	—	—	—	32	(2)	30
Public equity	29	(13)	16	(17)	5	(12)	12	(8)	4
Private equity	37	(5)	32	(46)	—	(46)	(9)	(5)	(14)

Total investment portfolio (5)	(82)	(5)	(87)	(1,139)	154	(985)	(1,221)	149	(1,072)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (6)	(213)	—	(213)	—	—	—	(213)	—	(213)
Foreign exchange	(80)	20	(60)	(958)	—	(958)	(1,038)	20	(1,018)
Partially-owned entities (7)	42	(7)	35	10	(2)	8	52	(9)	43
Other	(11)	2	(9)	15	(6)	9	4	(4)	—

Net gains (losses)	$(344)	$10	$(334)	$(2,072)	$146	$(1,926)	$(2,416)	$156	$(2,260)

(5)	Full year other-than-temporary impairments in realized gains (losses) include $103 million for fixed maturities, $7 million for public equities and $2 million for private equity.
(6)	Full year includes $10 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(7)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses) 2	Page 33

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

					Legacy ACE
	December 31	September 30	June 30	March 31	December 31	December 31
	2016	2016	2016	2016	2015	2014
Financial Debt:
Total short-term debt	$500	$500	$500	$500	$—	$1,150
Total long-term debt (1)	12,610	12,621	12,631	12,636	9,389	3,334

Total financial debt	$13,110	$13,121	$13,131	$13,136	$9,389	$4,484

Hybrid debt:
Total trust preferred securities	308	308	308	308	307	307

Total	$13,418	$13,429	$13,439	$13,444	$9,696	$4,791

Capitalization:
Shareholders’ equity	$48,275	$48,372	$47,226	$45,897	$29,135	$29,587
Hybrid debt	308	308	308	308	307	307
Financial debt	13,110	13,121	13,131	13,136	9,389	4,484

Total capitalization	$61,693	$61,801	$60,665	$59,341	$38,831	$34,378

Leverage ratios (based on total capital):
Hybrid debt	0.5%	0.5%	0.5%	0.5%	0.8%	0.9%
Financial debt	21.3%	21.2%	21.6%	22.1%	24.2%	13.0%

Total hybrid & financial debt	21.8%	21.7%	22.1%	22.6%	25.0%	13.9%

Note: As of December 31, 2016, there was $0.4 billion usage of credit facilities on a total commitment of $1.5 billion.

(1)	In connection with our acquisition of The Chubb Corporation, we assumed $3.3 billion par value of Legacy Chubb’s debt, fair valued at $3.8 billion for purchase accounting purposes. This included $1 billion of junior subordinated capital securities.

Debt and Capital	Page 34

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended December 31		Year ended December 31
	2016	2015	2016	2015
Numerator
Operating income to common shares	$1,283	$780	$4,716	$3,210
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax (1)	(88)	—	(345)	—
Tax benefit on amortization adjustment	22	—	101	—
Chubb integration and related expenses, pre-tax	(131)	(53)	(499)	(62)
Tax benefit on Chubb integration and related expenses	37	18	143	20
Adjusted net realized gains (losses), pre-tax	533	(74)	87	(344)
Tax (expense) benefit on adjusted net realized gains (losses)	(46)	12	(68)	10

Net income	$1,610	$683	$4,135	$2,834

Rollforward of Common Shares Outstanding
Shares - beginning of period	465,286,110	324,062,368	324,563,441	328,659,686
Share Issuance for Chubb Acquisition	—	—	136,950,381	—
Repurchase of shares	—	—	—	(6,677,663)
Shares issued, excluding option exercises	221,688	84,600	2,725,945	1,123,838
Issued for option exercises	460,918	416,473	1,728,949	1,457,580

Shares - end of period	465,968,716	324,563,441	465,968,716	324,563,441

Denominator
Weighted average shares outstanding (2)	468,258,439	324,578,610	462,519,789	325,589,361
Effect of other dilutive securities	3,354,791	3,227,644	3,429,610	3,246,017

Adj. wtd. avg. shares outstanding and assumed conversions	471,613,230	327,806,254	465,949,399	328,835,378

Basic earnings per share
Operating income	$2.74	$2.40	$10.20	$9.86
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(0.14)	—	(0.53)	—
Chubb integration and related expenses, net of tax	(0.20)	(0.11)	(0.77)	(0.13)
Adjusted net realized gains (losses), net of tax	1.04	(0.19)	0.04	(1.02)

Net income	$3.44	$2.10	$8.94	$8.71

Diluted earnings per share
Operating income	$2.72	$2.38	$10.12	$9.76
Amortization of fair value adjustment of acquired invested assets and long-term debt (1)	(0.14)	—	(0.52)	—
Chubb integration and related expenses	(0.20)	(0.11)	(0.76)	(0.13)
Adjusted net realized gains (losses)	1.03	(0.19)	0.03	(1.01)

Net income	$3.41	$2.08	$8.87	$8.62

(1)	Related to the acquisition of The Chubb Corporation.
(2)	Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings per share	Page 35

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	December 31	September 30	June 30	March 31	December 31
	2016	2016	2016	2016	2015
Shareholders’ equity	$48,275	$48,372	$47,226	$45,897	$29,135
Less: goodwill and other intangible assets, net of tax	20,019	20,332	20,656	20,904	5,683

Numerator for tangible book value per share	$28,256	$28,040	$26,570	$24,993	$23,452

Book value - % change over prior quarter	-0.2%	2.4%	2.9%	57.5%	0.0%
Tangible book value - % change over prior quarter	0.8%	5.5%	6.3%	6.6%	0.2%

Denominator	465,968,716	465,286,110	465,012,980	464,283,520	324,563,441

Book value per common share	$103.60	$103.96	$101.56	$98.85	$89.77
Tangible book value per common share	$60.64	$60.26	$57.14	$53.83	$72.25

Reconciliation of Book Value

Shareholders’ equity, beginning of quarter	$48,372	$47,226	$45,897	$29,135	$29,127
Operating income	1,283	1,356	1,058	1,019	780
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(66)	(53)	(66)	(59)	—
Chubb integration and related expenses, net of tax	(94)	(85)	(71)	(106)	(35)
Adjusted net realized gains (losses), net of tax	487	142	(195)	(415)	(62)
Net unrealized gains (losses) on the investment portfolio	(1,487)	143	706	824	(411)
Share Issuance related to acquisition of The Chubb Corp.	—	—	—	15,204	—
Fair value of equity awards assumed in acquisition of The Chubb Corp.	—	—	—	323	—
Dividend declared on common shares	(324)	(323)	(323)	(314)	(218)
Cumulative translation	(375)	(131)	105	277	(133)
Pension liability	353	4	3	1	1
Other (2)	126	93	112	8	86

	$48,275	$48,372	$47,226	$45,897	$29,135

(1)	Related to the acquisition of The Chubb Corporation.
(2)	Other primarily includes proceeds from exercise of stock options and stock compensation.

Reconciliation Book Value	Page 36

Chubb Limited

Non-GAAP Financial Measures

(in millions of U.S. dollars)

(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

We provide financial measures such as gross premiums written, net premiums written, net premiums earned, and operating income on a constant-dollar basis. We believe it is useful to evaluate the trends in these measures exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

Adjusted losses and loss expenses and adjusted administrative expenses are non-GAAP financial measures that exclude the one-time curtailment benefit related to the harmonization of the company’s U.S. pension plans. During the fourth quarter of 2016, the company harmonized and amended several U.S. retirement programs to create a unified retirement savings program which resulted in the one-time pension curtailment benefit. The portion of the benefit related to claims staff is excluded from adjusted losses and loss expenses with the remainder excluded from adjusted administrative expenses. We believe that excluding the impact of the one-time pension curtailment provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by this item. Adjusted losses and loss expenses also includes realized gains and losses on crop derivatives. The crop derivatives are purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations and therefore realized gains and losses from these derivatives are reclassified from adjusted net realized gains (losses), also a non-GAAP financial measure.

In presenting our segment income results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting adjusted losses and loss expenses, policy benefits, policy acquisition costs, and adjusted administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and adjusted net realized gains (losses). P&C underwriting income is a non-GAAP financial measure which excludes the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio (both non-GAAP financial measures) include adjusted losses and loss expenses in the ratio numerator. P&C expense ratio (a non-GAAP financial measure) and P&C combined ratio include policy acquisition costs and adjusted administrative expenses in the ratio numerator. A reconciliation of GAAP combined ratio to P&C combined ratio is provided on page 40.

P&C combined ratio excluding the impact of catastrophe losses and prior period development (PPD) and the P&C loss and loss expense ratio excluding the impact of catastrophe losses and PPD are non-GAAP financial measures. The loss ratio numerator includes adjusted losses and loss expenses and excludes catastrophe losses and PPD. The combined ratio numerator includes adjusted losses and loss expenses, policy acquisition costs, and adjusted administrative expenses. The denominator for both ratios includes net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net earned premiums when calculating the ratios. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

P&C expense ratio excluding accident and health (A&H) is a non-GAAP financial measure and excludes the impact of our A&H business from our P&C expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics are non-GAAP financial measures and comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life Insurance and North America Agricultural Insurance segments. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment of acquired invested assets. Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment of acquired debt and the pre-acquisition interest expense on the $5.3 billion senior notes issued in November 2015. We believe that excluding these items are meaningful in order to present the underlying economics of the company’s business.

Other income (expense) – operating is a non-GAAP financial measure and excludes the portion of net realized gains and losses related to unconsolidated entities from other income (expense). These gains and losses are reported as net realized gains (losses) and represent the non-operating activities of entities where we hold more than an insignificant percentage of the investee’s shares. We exclude these gains and losses from other income (expense) to enhance the understanding of our segments’ operations as they are heavily influenced by, and fluctuate in part according to market conditions. Other income (expense) – operating and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a GAAP basis.

Operating income is a non-GAAP financial measure that excludes the after-tax impact of adjusted net realized gains (losses), net realized gains (losses) included in other income (expense) related to partially owned entities, Chubb integration and related expenses, and the amortization of the fair value adjustments related to purchased invested assets and long-term debt from the Chubb Corp acquisition. We exclude realized gains and losses because the amount of these gains (losses) are heavily influenced by, and fluctuate in part according to the availability of market opportunities. We exclude Chubb integration and related expenses due to the size and complexity of this acquisition. These integration and related expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration and related expenses facilitates the comparison of our financial results to our historical operating results. These expenses include legal and professional fees and all other costs directly related to the integration activities of the Chubb Corp acquisition. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. The costs are not related to the on-going activities of the individual segments and are therefore excluded from our definition of segment income, as well. In addition, we excluded the pre-acquisition interest expense on the $5.3 billion senior notes issued in November 2015 from operating income because the operations for which the debt was issued were not part of our operating activities prior to the completion of the acquisition. Effective with the close of the Chubb Corp acquisition (January 14, 2016), this debt was considered a cost of our operations and interest expense associated with this debt is included within operating income. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. Operating income should not be viewed as a substitute for net income determined in accordance with GAAP.

Operating effective tax rate is a non-GAAP financial measure. The numerator excludes tax on adjusted net realized gains (losses), tax on net realized gains (losses) included in other income (expense) related to partially owned entities, tax on Chubb integration and related expenses, and tax on the amortization of the fair value adjustments related to purchased invested assets and long-term debt from the Chubb Corp acquisition. The denominator excludes these same items, before tax. Operating effective tax rate should not be viewed as a substitute for effective tax rate determined in accordance with GAAP.

Tangible book value per common share is a non-GAAP financial measure and is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. A reconciliation of tangible book value per share is provided on page 36. In addition, we disclose per share measures that exclude the impact of foreign currency fluctuations during 2016 in order to adjust for the distortive effects of fluctuations in exchange rates.

International life insurance net premiums written and deposits collected, is a non-GAAP financial measure. Deposits collected on universal life and investment contracts (life deposits) are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Net premiums written excluding merger-related underwriting actions, including additional reinsurance are non-GAAP performance measures. Since the acquisition of the Chubb Corporation, we have entered into reinsurance agreements with third-party reinsurers for the Legacy Chubb Corp businesses and have taken other merger-related underwriting actions, in conformity with our underwriting and risk diversification strategy. We believe that these measures are meaningful to evaluate trends in our production on a comparable basis to the prior year As If we were one company in 2015.

We acquired the Fireman’s Fund high net worth personal lines business in April 2015 and recognized as written premiums non-recurring unearned premiums reserves of $252 million. Due to the size of this non-recurring transfer, we believe that excluding this one-time benefit in 2015 will allow for comparability when assessing trends in our business. We present measures exclusive of Fireman’s Fund high net worth business from our 2016 and 2015 results in order to show its impact on our results and to highlight the impact of Fireman’s Fund low retention on our business.

Reconciliation Non-GAAP	Page 37

Chubb Limited

Non-GAAP Financial Measures - 2

(in millions of U.S. dollars)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Operating income

Operating income is a common performance measure for insurance companies and is presented throughout this report.

The following table presents the reconciliation of Net income to Operating income:

						Full Year	Full Year
	4Q-16	3Q-16	2Q-16	1Q-16	4Q-15	2016	2015
Net income, as reported	$1,610	$1,360	$726	$439	$683	$4,135	$2,834
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax (1)	(88)	(79)	(95)	(83)	—	(345)	—
Tax benefit on amortization adjustment	22	26	29	24	—	101	—
Chubb integration and related expenses, pre tax	(131)	(115)	(98)	(155)	(53)	(499)	(62)
Tax benefit on Chubb integration and related expenses	37	30	27	49	18	143	20
Adjusted net realized gains (losses)	371	97	(214)	(394)	(57)	(140)	(411)
Net realized gains (losses) related to unconsolidated entities (2)	162	72	18	(25)	(17)	227	67
Tax (expense) benefit on adjusted net realized gains (losses)	(46)	(27)	1	4	12	(68)	10

Operating income	$1,283	$1,356	$1,058	$1,019	$780	$4,716	$3,210

(1)	Related to the acquisition of The Chubb Corporation.
(2)	Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

The following table presents the reconciliation of Net Income to P&C and Global P&C Underwriting Income:

						Full Year	Full Year
	4Q-16	3Q-16	2Q-16	1Q-16	4Q-15	2016	2015
Net Income	$1,610	$1,360	$726	$439	$683	$4,135	$2,834
Income tax expense	259	277	155	124	67	815	462
Net realized (gains) losses related to unconsolidated entities	(162)	(72)	(18)	25	17	(227)	(67)
Adjusted realized (gains) losses	(371)	(97)	214	394	57	140	411
Amortization of fair value adjustment of acquired invested assets and long-term debt	88	79	95	83	—	345	—
Chubb integration and related expenses	131	115	98	155	53	499	62
Adjusted interest expense	167	164	166	149	64	646	271
Pension curtailment benefit	(113)	—	—	—	—	(113)	—

Consolidated segment income	1,609	1,826	1,436	1,369	941	6,240	3,973
Less: Life Insurance segment income	60	69	74	60	59	263	276

P&C segment income	1,549	1,757	1,362	1,309	882	5,977	3,697
Less: amortization expense of purchased intangibles (excluding Life Insurance)	2	3	5	6	34	16	169
Less: other (income) expense - operating (excluding Life Insurance)	13	1	(11)	(3)	2	—	(7)
Less: adjusted net investment income (excluding Life Insurance)	(769)	(759)	(747)	(700)	(465)	(2,975)	(1,929)

P&C Underwriting Income (Including Corporate and excluding Life Insurance)	795	1,002	609	612	453	3,018	1,930
Less: Agricultural Insurance Underwriting income	184	90	14	53	56	341	197

Global P&C Underwriting Income (Including Corporate and excluding Agriculture)	$611	$912	$595	$559	$397	$2,677	$1,733

Reconciliation Non-GAAP 2	Page 38

Chubb Limited

Non-GAAP Financial Measures - 3

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Operating ROE

Operating return on equity (ROE) or ROE calculated using operating income: The ROE numerator includes income adjusted to exclude after-tax adjusted net realized gains (losses), Chubb integration and related expenses, and the amortization of the fair value adjustment of acquired invested assets and long-term debt. The ROE denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. In addition, for the twelve months ended December 31, 2016, the denominator was adjusted to account for the weighted-average impact of the $15,527 million issuance of common shares and equity awards related to The Chubb Corp acquisition on January 14, 2016. Operating ROE is a useful measures as it enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments.

			Full Year	Full Year
	4Q-16	4Q-15	2016	2015
Net income	$1,610	$683	$4,135	$2,834
Operating income	$1,283	$780	$4,716	$3,210

Equity - beginning of period, as reported	$48,372	$29,127	$29,135	$29,587
Add: weighted average impact of equity issuance (351 days)	—	—	14,931	—
Less: unrealized gains (losses) on investments, net of deferred tax	2,547	1,285	874	1,851

Equity - beginning of period, as adjusted	$45,825	$27,842	$43,192	$27,736

Equity - end of period, as reported	$48,275	$29,135	$48,275	$29,135
Less: weighted average impact of equity issuance (14 days)	—	—	596	—
Less: unrealized gains (losses) on investments, net of deferred tax	1,058	874	1,058	874

Equity - end of period, as adjusted	$47,217	$28,261	$46,621	$28,261

Weighted average equity, as reported	$48,324	$29,131	$45,873	$29,361
Weighted average equity, as adjusted	$46,521	$28,052	$44,907	$27,999
Operating ROE	11.0%	11.1%	10.5%	11.5%
ROE	13.3%	9.4%	9.0%	9.7%

Operating effective tax rate

The following table presents the reconciliation of effective tax rate to the operating effective tax rate:

						Full Year	Full Year
	4Q-16	3Q-16	2Q-16	1Q-16	4Q-15	2016	2015
Tax expense, as reported	$259	$277	$155	$124	$67	$815	$462
Tax benefit on amortization of fair value of acquired invested assets and debt (1)	(22)	(26)	(29)	(24)	—	(101)	—
Tax benefit on Chubb integration and related expenses	(37)	(30)	(27)	(49)	(18)	(143)	(20)
Tax expense (benefit) on adjusted net realized gains (losses)	46	27	(1)	(4)	(12)	68	(10)

Tax expense, adjusted	$272	$306	$212	$201	$97	$991	$492

Income before tax, as reported	$1,869	$1,637	$881	$563	$750	$4,950	$3,296
Less: amortization of fair value of acquired invested assets and debt (1)	(88)	(79)	(95)	(83)	—	(345)	—
Less: Chubb integration and related expenses	(131)	(115)	(98)	(155)	(53)	(499)	(62)
Less: adjusted realized gains (losses)	371	97	(214)	(394)	(57)	(140)	(411)
Less: realized gains (losses) related to unconsolidated entities	162	72	18	(25)	(17)	227	67

Operating income before tax	$1,555	$1,662	$1,270	$1,220	$877	$5,707	$3,702

Effective tax rate	13.8%	17.0%	17.6%	22.1%	9.0%	16.5%	14.0%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt (1)	0.5%	0.7%	1.1%	0.9%	—	0.8%	—
Adjustment for tax impact of Chubb integration and related expenses	1.0%	0.6%	0.9%	2.2%	1.5%	1.1%	0.3%
Adjustment for tax impact of adjusted net realized gains (losses)	2.3%	0.1%	-2.9%	-8.7%	0.6%	-1.0%	-1.0%

Operating effective tax rate	17.6%	18.4%	16.7%	16.5%	11.1%	17.4%	13.3%

(1)	Related to the acquisition of The Chubb Corporation

Reconciliation Non-GAAP 3	Page 39

Chubb Limited

Non-GAAP Financial Measures - 4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Chubb integration and related expenses, net of tax

Chubb integration and related expenses is a non-GAAP financial measure and includes legal and professional fees and all other costs directly related to the integration activities of The Chubb Corp acquisition, including the pre-acquisition interest expense on the $5.3 billion senior notes issued in November 2015. We exclude Chubb integration expenses related to The Chubb Corp acquisition from operating income due to the size and complexity of this acquisition. We exclude the pre-acquisition interest expense from operating income because the operations for which the debt was issued were not part of our operating activities prior to the completion of the acquisition. Effective with the close of The Chubb Corp acquisition (January 14, 2016), the interest on this debt was considered a cost of our operations and is included within operating income. These integration and related expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration and related expenses facilitate the comparison of our financial results to our historical operating results. The following table presents the reconciliation of Chubb integration expenses on a GAAP basis to Chubb integration and related expenses.

						Full Year	Full Year
	4Q-16	3Q-16	2Q-16	1Q-16	4Q-15	2016	2015
Chubb integration expenses, net of tax	$94	$85	$71	$102	$16	$352	$23
Add: pre-acquisition interest expense related to $5.3 billion senior notes, net of tax	—	—	—	4	19	4	19

Chubb integration and related expenses, net of tax	94	85	71	106	35	356	42
Tax benefit	37	30	27	49	18	143	20

Chubb integration and related expenses, pre- tax	$131	$115	$98	$155	$53	$499	$62

P&C combined ratio

The following table presents the reconciliation of combined ratio to P&C combined ratio. The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations. The P&C combined ratio also excludes the one-time pension curtailment benefit of $113 million recognized in the fourth quarter of 2016. We believe that excluding the impact of the one-time pension curtailment provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by this item.

						Full Year	Full Year
	4Q-16	3Q-16	2Q-16	1Q-16	4Q-15	2016	2015
Combined ratio	86.0%	86.0%	91.2%	90.0%	87.7%	88.3%	87.3%
Less: impact of pension curtailment benefit	1.7%	0.0%	0.0%	0.0%	0.0%	0.4%	0.0%
Add: impact of gains and losses on crop derivatives	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%

P&C combined ratio	87.8%	86.0%	91.2%	90.0%	87.7%	88.7%	87.4%

Reconciliation Non-GAAP 4	Page 40

Chubb Limited

Non-GAAP Financial Measures - 5

(in millions of U.S. dollars)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

As If Results

As If results presented throughout this document are prepared exclusive of purchase accounting adjustments in order to present the underlying profitability of our insurance business. We believe that excluding these adjustments provide visibility and comparability into our results. As If is defined as follows:

2016 As If results: The 2016 and 2015 As If underwriting results do not include any impact from purchase accounting adjustments. The first quarter and full year combined company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

The following presents the reconciliation of earnings per share to earnings per share, including the 14 day stub period for full year 2016:

Full Year
Numerator	2016
Operating income as reported	$4,716
Add: 14-day stub period income
Underwriting income	44
Net investment income	45
Interest expense	(9)
Income tax expense	(20)

Total 14-day stub period income	60

As If operating income, including 14 day stub period	$4,776

Net income as reported	$4,135
Add: 14-day stub period income from above	60

As If net income, including 14 day stub period	$4,195

Full Year
Denominator	2016
Weighted average shares outstanding and assumed conversions	465,949,399
Impact of shares issued in connection with Chubb Corp acquisition	5,030,548
As If adjusted weighted average shares outstanding	470,979,947

Diluted earnings per share, including 14 day stub period
Operating income per share	$10.14

Net income per share	$8.91

The following table presents the reconciliation of Q1 2016 As If underwriting income excluding purchase accounting adjustments and including 14 days prior to the acquisition (14 Day Stub Period) to Q1 2016 underwriting results.

		Purchase Accounting adjustments (1)		14 Day Stub Period
	Total			North	North
	Consolidated	Acquisition	UPR	America	America	Overseas
	As If*	expense	intangible	Commercial P&C	Personal P&C	General	Global	Life		Total
	(Excluding Purchase Accounting)	elimination	amortization	Insurance	Insurance	Insurance	Reinsurance	Insurance	Corporate	Consolidated
Q1 2016
Net premiums written	$6,850			$519	$100	$215	$20	$1	$—	$5,995
Net premiums earned	6,988			208	109	72	—	2	—	6,597
Losses and loss expenses	3,896			127	53	42	—	—	—	3,674
Policy benefits	126			—	—	—	—	—	—	126
(Gains) losses from fair value changes in separate account assets	3			—	—	—	—	—	—	3
Policy acquisition costs	1,410	(506)		33	14	13	—	1	—	843
Amortization of acquired UPR intangible	—		570	—	—	—	—	—	—	570
Administrative expenses	836			35	13	12	—	1	3	772

Adjusted underwriting income (loss)	$717			$13	$29	$5	$—	$—	$(3)	$609

(1)	Purchase accounting adjustments include the amortization of the fair value adjustment related to unearned premiums at the date of purchase amortized over the remaining coverage period. In addition, as part of purchase accounting, we recognize a benefit (Acquisition expense elimination) associated with the acquired unearned premiums being recognized over the remaining coverage period with no expense for the historical acquisition costs.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 As If company results are inclusive of the first 14 days of January 2016.

Reconciliation Non-GAAP 5	Page 41

Chubb Limited

Non-GAAP Financial Measures - 6

(in millions of U.S. dollars)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

The following presents the reconciliation of Q2 2016 As If underwriting income excluding purchase accounting adjustments to Q2 2016 underwriting results.

		Purchase Accounting adjustments (1)
	Total
	Consolidated	Acquisition	UPR
	As If*	expense	intangible	Total
	(Excluding Purchase Accounting)	elimination	amortization	Consolidated
Q2 2016
Net premiums written	$7,639			$7,639
Net premiums earned	7,405			7,405
Losses and loss expenses	4,256			4,256
Policy benefits	146			146
(Gains) losses from fair value changes in separate account assets	(3)			(3)
Policy acquisition costs	1,494	(459)		1,035
Amortization of acquired UPR intangible	—		525	525
Administrative expenses	829			829

Adjusted underwriting income	$683			$617	(1)

The following presents the reconciliation of Q3 2016 As If underwriting income excluding purchase accounting adjustments to Q3 2016 underwriting results.

		Purchase Accounting adjustments (1)
	Total
	Consolidated	Acquisition	UPR
	As If*	expense	intangible	Total
	(Excluding Purchase Accounting)	elimination	amortization	Consolidated
Q3 2016
Net premiums written	$7,573			$7,573
Net premiums earned	7,688			7,688
Losses and loss expenses	4,266			4,266
Policy benefits	155			155
(Gains) losses from fair value changes in separate account assets	(22)			(22)
Policy acquisition costs	1,475	(281)		1,194
Amortization of acquired UPR intangible	—		320	320
Administrative expenses	772			772

Adjusted underwriting income	$1,042			$1,003	(1)

(1)	Purchase accounting adjustments include the amortization of the fair value adjustment related to unearned premiums at the date of purchase amortized over the remaining coverage period. In addition, as part of purchase accounting, we recognize a benefit (Acquisition expense elimination) associated with the acquired unearned premiums being recognized over the remaining coverage period with no expense for the historical acquisition costs.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments.

Reconciliation Non-GAAP 6	Page 42

Chubb Limited

Non-GAAP Financial Measures - 7

(in millions of U.S. dollars)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

The following presents the reconciliation of Q4 2016 As If underwriting income excluding purchase accounting adjustments to Q4 2016 underwriting results.

		Purchase Accounting adjustments (1)
	Total
	Consolidated	Acquisition	UPR
	As If*	expense	intangible	Total
	(Excluding Purchase Accounting)	elimination	amortization	Consolidated
Q4 2016
Net premiums written	$6,938			$6,938
Net premiums earned	7,059			7,059
Losses and loss expenses	3,884			3,884
Policy benefits	161			161
(Gains) losses from fair value changes in separate account assets	11			11
Policy acquisition costs	1,400	(127)		1,273
Amortization of acquired UPR intangible	—		144	144
Administrative expenses	798			798

Adjusted underwriting income	$805			$788	(1)

(1)	Purchase accounting adjustments include the amortization of the fair value adjustment related to unearned premiums at the date of purchase amortized over the remaining coverage period. In addition, as part of purchase accounting, we recognize a benefit (Acquisition expense elimination) associated with the acquired unearned premiums being recognized over the remaining coverage period with no expense for the historical acquisition costs.

The following tables present the reconciliation of combined company underwriting income (“As If”) used throughout this report to Pro Forma results calculated in accordance with SEC guidance under Article 11:

					Purchase Accounting adjustments (1)
			Accounting		Acquisition	UPR	SEC
			policy		expense	intangible	Pro Forma
	Legacy ACE	Legacy Chubb	alignment (2)	As If*	elimination	amortization	2015 (3)
Q4 2015
Net premiums written	$4,144	$3,047	$18	$7,209			$7,209
Net premiums earned	4,207	3,114	22	7,343			7,343
Losses and loss expenses	2,305	1,693	8	4,006			4,006
Policy benefits	159	—	—	159			159
(Gains) losses from fair value changes in separate account assets	(13)	—	—	(13)			(13)
Policy acquisition costs	736	652	80	1,468	(99)		1,369
Amortization of acquired UPR intangible	—	—	—	—		99	99
Administrative expenses	570	334	(44)	860			860

Underwriting income (loss)	$450	$435	$(22)	$863			$863

(1)	As if acquisition occurred on January 1, 2015. Purchase accounting adjustments include the amortization of the fair value adjustment related to unearned premiums at the date of purchase amortized over the remaining coverage period. In addition, as part of purchase accounting, we recognize a benefit (Acquisition expense elimination) associated with the acquired unearned premiums being recognized over the remaining coverage period with no expense for the historical acquisition costs.
(2)	Refer to the closing Form 8-K/A filed on March 24, 2016 for further information on these adjustments.
(3)	Based on SEC guidance under Article 11.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Reconciliation Non-GAAP 7	Page 43

Chubb Limited

Non-GAAP Financial Measures - 8

(in millions of U.S. dollars)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

The following presents the reconciliation of full year 2016 As If underwriting income excluding purchase accounting adjustments and including 14 days prior to the acquisition (14 Day Stub Period) to full year as reported underwriting results.

		Purchase Accounting adjustments (1)		14 Day Stub Period
	Total			North	North
	Consolidated	Acquisition	UPR	America	America	Overseas
	As If*	expense	intangible	Commercial P&C	Personal P&C	General	Global	Life		Total
	(Excluding Purchase Accounting)	elimination	amortization	Insurance	Insurance	Insurance	Reinsurance	Insurance	Corporate	Consolidated
Full Year 2016
Net premiums written	$29,000			$519	$100	$215	$20	$1	$—	$28,145
Net premiums earned	29,140			208	109	72	—	2	—	28,749
Losses and loss expenses	16,302			127	53	42	—	—	—	16,080
Policy benefits	588			—	—	—	—	—	—	588
(Gains) losses from fair value changes in separate account assets	(11)			—	—	—	—	—	—	(11)
Policy acquisition costs	5,779	(1,373)		33	14	13	—	1	—	4,345
Amortization of acquired UPR intangible	—		1,559	—	—	—	—	—	—	1,559
Administrative expenses	3,235			35	13	12	—	1	3	3,171

Adjusted underwriting income (loss)	$3,247			$13	$29	$5	$—	$—	$(3)	$3,017	(1)

(1)	Purchase accounting adjustments include the amortization of the fair value adjustment related to unearned premiums at the date of purchase amortized over the remaining coverage period. In addition, as part of purchase accounting, we recognize a benefit (Acquisition expense elimination) associated with the acquired unearned premiums being recognized over the remaining coverage period with no expense for the historical acquisition costs.

The following table presents the reconciliation of underwriting income excluding purchase accounting adjustments, as used throughout this report (“As If”), to Pro Forma results calculated in accordance with SEC guidance under Article 11:

					Purchase Accounting adjustments (1)
			Accounting		Acquisition	UPR	SEC
			policy		expense	intangible	Pro Forma
	Legacy ACE	Legacy Chubb	alignment (2)	As If*	elimination	amortization	2015 (3)
Full Year 2015
Net premiums written	$17,713	$12,633	$77	$30,423			$30,423
Net premiums earned	17,213	12,518	55	29,786			29,786
Losses and loss expenses	9,493	6,953	18	16,464			16,464
Policy benefits	543	—	—	543			543
(Gains) losses from fair value changes in separate account assets	19	—	—	19			19
Policy acquisition costs	2,941	2,593	292	5,826	(1,284)		4,542
Amortization of acquired UPR intangible	—	—	—	—		1,550	1,550
Administrative expenses	2,270	1,379	(184)	3,465			3,465

Underwriting income (loss)	$1,947	$1,593	$(71)	$3,469			$3,203

(1)	As if acquisition occurred on January 1, 2015. Purchase accounting adjustments include the amortization of the fair value adjustment related to unearned premiums at the date of purchase amortized over the remaining coverage period. In addition, as part of purchase accounting, we recognize a benefit (Acquisition expense elimination) associated with the acquired unearned premiums being recognized over the remaining coverage period with no expense for the historical acquisition costs.
(2)	Refer to the closing Form 8-K/A filed on March 24, 2016 for further information on these adjustments.
(3)	Based on SEC guidance under Article 11.
*	2016 As If results: The 2016 and 2015 As If company underwriting results do not include any impact from purchase accounting adjustments. The Q1 2016 and full year 2016 As If company results are inclusive of the first 14 days of January 2016.

2015 As If results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Reconciliation Non-GAAP 8	Page 44

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

P&C combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding both the life business and the one-time pension curtailment benefit and including realized gains and losses on crop derivatives.

Operating effective tax rate: Income tax expense excluding tax expense (benefit) on adjusted net realized gains (losses), tax benefit on amortization of fair value of acquired invested assets and debt, and tax benefit on Chubb integration and related expenses, divided by income excluding adjusted net realized gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and Chubb integration and related expenses before tax.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

NM: Not meaningful.

Chubb integration and related expenses: Chubb integration expenses comprise legal and professional fees and all other costs directly related to the integration activities of the Chubb Corp acquisition including the pre-acquisition interest expense on the $5.3 billion senior notes issued in November 2015. The pre-acquisition interest expense is included in operating income subsequent to January 14th, 2016, the date of the acquisition close. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Glossary	Page 45